[Translation]

SECURITIES REGISTRATION STATEMENT
(For Net Asset Value Sale)

To:	Director of Kanto Local Finance Bureau

Filing Date: December 27, 2016

Name of the Registrant Trust:	PUTNAM EUROPE EQUITY FUND

Name and Official Title of	Jonathan S. Horwitz
Representative of Trustees:	Executive Vice President, Principal Executive
Officer and Compliance Liaison

Address of Principal Office:	One Post Office Square
Boston, Massachusetts 02109
U.S.A.

Name and Title of Registration Agent:	Ken Miura
Attorney-at-Law

Address or Place of Business:	Marunouchi Park Building,
6-1, Marunouchi 2-chome
Chiyoda-ku, Tokyo

Name of Liaison Contact:	Ken Miura
Attorney-at-Law

Place of Liaison Contact:	Mori Hamada & Matsumoto
Marunouchi Park Building,
6-1, Marunouchi 2-chome
Chiyoda-ku, Tokyo

Phone Number:	03-6212-8316

- ii -

Public Offering or Sale for Registration

Name of the Fund Making Public	Putnam Europe Equity Fund
Offering or Sale of Foreign Investment
Fund Securities:

Aggregate Amount of Foreign Investment	Up to 1.2 billion U.S. Dollars (USD)
Fund Securities to be Publicly	(Japanese Yen (JPY125.8 billion)
Offered or Sold:

Note : U.S. dollar amounts are translated into Japanese Yen at the rate of 1 USD=JPY104.86, the mean of the exchange rate quotations by The Bank of Tokyo-Mitsubishi UFJ, Ltd. for buying and selling spot dollars by telegraphic transfer against Japanese Yen on October 31, 2016.

Places where a copy of this Securities	Not applicable
Registration Statement is available for
Public Inspection:

PART I. INFORMATION CONCERNING SECURITIES

1. NAME OF FUND:
PUTNAM EUROPE EQUITY FUND (hereinafter referred to as the “Fund”)

2. NATURE OF FOREIGN INVESTMENT FUND SECURITIES CERTIFICATES: Six classes of shares (Class A shares, Class B shares, Class C shares, Class M shares, Class R shares and Class Y shares) being all registered without par value. In Japan, only Class M shares (all hereinafter referred to as the “Shares”) are available for public offering. As to the Shares, there are no credit ratings that have been provided or made available for inspection by any credit-rating firm due to a request from the issuer of the Fund, or that are to be provided or made available for inspection by any credit-rating firm due to a request from the issuer of the Fund. The Shares are an additional offering type.

3. TOTAL AMOUNT OF OFFERING PRICE:
Up to 1.2 billion U.S. Dollars (JPY125.8 billion).

Note 1: For convenience, U.S. Dollar amounts are converted into Japanese Yen at the rate of USD 1.00 = JPY104.86 (the mean of the exchange rate quotations by The Bank of Tokyo-Mitsubishi UFJ, Ltd. for buying and selling spot dollars by telegraphic transfer against Japanese Yen on October 31, 2016). The same rate applies hereinafter.

Note 2: In this document, money amounts and percentages ending in the numeral 5 or higher have been rounded up to 10 and otherwise rounded down. Therefore, there are cases in which the amount for the “total” column is not equal to the aggregate amount. Also, conversion into other currencies is done by simply multiplying the corresponding amount by the conversion rate specified and rounding the resulting number up to 10 if the amount ends in the numeral 5 or higher and otherwise rounding down when necessary. As a result, in this document, there are cases in which Japanese Yen figures for the same information differ from each other.

4. ISSUE PRICE:
The Net Asset Value (as defined below) per share is calculated on a Fund Business Day after the application for purchase is received by the Fund.

Place of reference in respect of the issue price is the same as 8. PLACE OF SUBSCRIPTION set forth below.

Note: A “Fund Business Day” means a day on which the New York Stock Exchange (the “NYSE”) is open for business. Investors can inquire of SMBC Friend Securities Co., Ltd., described in Item 8 below, about the issue price.

5. SALES CHARGE:
Class M Shares:

The sales charge (in Japan) is 3.78% (3.50% without a consumption tax) of the net asset value of the Fund’s Class M shares (“Net Asset Value” or “NAV”).

Note: 0.50% of the amount calculated by dividing the Net Asset Value by (1-0.035) and rounding to three decimal places will be retained by Putnam Retail Management Limited Partnership, principal underwriter of the Fund (the “Principal Underwriter. The sales charge rate of 3.78% is calculated by the following; 3.50% + (3.50% x 8%) (8% of the Consumption tax (national and local) on the sales charge is added). The same applies hereinafter.

6. MINIMUM AMOUNT OR NUMBER OF SHARES FOR SUBSCRIPTION: The minimum amount for purchase of Shares is 100 Shares. Shares may be purchased in integral multiples of 10 Shares.

7. PERIOD OF SUBSCRIPTION:
From December 28, 2016 (Wednesday) to December 27, 2017 (Wednesday) (the “Subscription Period”) provided that the subscription is handled only on a day that is both a Fund Business Day and a business day when securities companies are open for business in Japan.

8. PLACE OF SUBSCRIPTION:
SMBC Friend Securities Co., Ltd.
7-12, Nihonbashi-kabutocho, Chuo-ku, Tokyo
Home page address: http://www.smbc-friend.co.jp
Phone Number: 03-3669-3211
(hereinafter referred to as “SMBC Friend” or the “Distributor”)

Note: The subscription is handled at the head office and the branch offices in Japan of the above-mentioned securities company.

9. DATE OF PAYMENT:
Investors shall pay the Issue Price and Sales Charge to SMBC Friend within 4 business days in Japan from the day when SMBC Friend confirms the execution of the order (the “Trade Day”). The total issue price for each date of subscription (the “Application Day”) will be transferred by SMBC Friend to the account of the Fund’s underwriter within 4 Fund Business Days (hereinafter referred to as “Payment Date”) from (and including) the Application Day.

10. PLACE OF PAYMENT:
Same as 8. PLACE OF SUBSCRIPTION set forth above.

11. MATTERS REGARDING TRANSFER AGENT:
Not applicable.

12. MISCELLANEOUS:
(A) DEPOSIT FOR SUBSCRIPTION:
None.

(B) Method of Subscription:
Investors who subscribe to Shares shall enter into an agreement with a Sales Handling Company concerning transactions of foreign securities. A Sales Handling Company shall provide to the investors a Contract Concerning a Foreign Securities Transactions Account and other prescribed contracts (the “Contracts”), and the investors shall submit to the Sales Handling Company an application requesting the opening of a transactions account under the Contracts. The subscription amount shall be paid in Yen in principle and the Yen exchange rate shall be the foreign exchange rate quoted in the Tokyo Foreign Exchange Market on the Trade Day of each subscription, which shall be determined by such Sales Handling Company.

The payment may be made in U.S. Dollars to the extent that the Sales Handling Company can agree.

Note: A “Sales Handling Company” means a financial instruments agent company and/or registration agent financial institution which shall conclude the agreement with a Distributor concerning agency business of shares of the Fund, act as agent for a Distributor for subscription or repurchase of shares of the Fund from investors, and handle the business, etc. concerning receipt of subscription money from investors or payment of repurchase proceeds to investors, etc.

SMBC Friend shall pay the subscription amount in U.S. Dollars to the account of the Fund’s underwriter for the Fund on the Payment Date.

(C) PAST PERFORMANCE

The performance information below gives some indication of the risks associated with an investment in the Fund by showing the Fund’s performance year to year and over time. The bar chart shows calendar year returns and the average annual total return over the past 10 years for the Fund’s Class M shares.

The bar chart does not reflect the impact of sales charges. If it did, performance would be lower. Please remember that past performance is not necessarily an indication of future results. Monthly performance figures for the Fund are available at putnam.com.

- Year-to-date performance through 9/30/16: 3.81%.

- Best calendar quarter : Q2 2009 24.67%

- Worst calendar quarter : Q3 2011 -24. 41%

Average annual total returns after sales charges (for periods ending 12/31/15)

	Past 1 year	Past 5 years	Past 10 years

Class M before taxes	-2.35%	5.31%	3.46%

MSCI Europe Index
(ND) (no deduction
for fees, expenses or	-2.84%	3.88%	3.36%
taxes other than
withholding taxes on
reinvested dividends)

This table compares the Fund’s performance to that of a broad measure of market performance. Unlike the bar chart, this performance information reflects the impact of sales charges. (See (D) FEES AND EXPENSES in Part I of the SRS for details.) Class M share performance reflects the current maximum initial sales charge of 3.50%. The Fund’s performance for portions of the period benefited from Putnam Investment Management, LLC’s (the “Investment Management Company”) agreement to limit the Fund’s expenses. The Fund's performance is compared to the MSCI Europe Index (Net Dividends), an unmanaged index of Western European equity securities.

(D) FEES AND EXPENSES

The following table describes the fees and expenses an investor may pay if the investor buys and holds shares of the Fund. An investor may qualify for sales charge discounts if the investor and the investor’s family invest, or agree to invest in the future, at least $50,000 in Putnam funds.

Shareholder fees (fees paid directly from an investor’s investment)

Class M Shares

Maximum sales charge (load) imposed on purchases	3.50%
(as a percentage of offering price)

Maximum Deferred Sales Charge (Load) (as a percentage of	NONE
original purchase price or redemption proceeds, whichever is lower)

Annual Fund Operating Expenses
(expenses an investor pays each year as a percentage of the value of the investor’s investment)

	Management	Distribution	Other expenses	Total annual fund
	fees*	and service		operating expenses
		(12b-1) Fees

Class M	0.76%	0.75%	0.31%	1.82%

* Management fees are subject to a performance adjustment.

(E) EXAMPLE:
The following hypothetical example is intended to help investors compare the cost of investing in the Fund with the cost of investing in other funds. It assumes that an investor invests $10,000 in the Fund for the time periods indicated and then, except as indicated, redeems all of the investor’s shares at the end of those periods. It assumes a 5% return on an investor’s investment each year and that the Fund’s operating expenses remain the same. An investor’s actual costs may be higher or lower.

	1 year	3 years	5 years	10 years

Class M	$528	$902	$1,301	$2,412

(F) PORTFOLIO TURNOVER:

The Fund pays transaction-related costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or the above example, affect Fund performance. The Fund’s turnover rate in the most recent fiscal year was 66%.

(G) OFFERINGS OTHER THAN IN JAPAN:
Shares are simultaneously offered in the United States of America.

(H) OUTLINE OF UNDERWRITING, ETC.:
(i) SMBC Friend undertakes to make a public offering of Shares in accordance with an agreement dated June 22, 1998 with the Principal Underwriter in connection with the sale of the Shares in Japan.
(ii) SMBC Friend will execute or forward purchase orders and repurchase requests relating to the Shares received directly or indirectly through other Sales Handling Companies to the Fund.
(iii) The Fund has appointed SMBC Friend as the Agent Company in Japan.

Note: The “Agent Company” shall mean the company which, under a contract made with a foreign issuer of investment securities, makes public the Fund’s Net Asset Value per Share and forwards the financial reports or other documents to other Sales Handling Companies.

PART II. INFORMATION CONCERNING THE FUND

I. DESCRIPTION OF THE FUND

1. NATURE OF THE FUND

(1) Objectives and Basic Nature of the Fund:

A. Name of the Fund: Putnam Europe Equity Fund (the “Fund”)

B. Goal of the Fund
The Fund seeks capital appreciation.

C. Form of the Fund
The Fund is a Massachusetts business trust organized on November 10, 1988. A copy of the Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of The Commonwealth of Massachusetts.

The Fund is an open-end diversified management investment company with an unlimited number of authorized shares of beneficial interest. The Trustees of the Fund (the “Trustees”) may, without shareholder approval, create two or more series of shares representing separate investment portfolios. Any such series of shares may be divided without shareholder approval into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees determine. The Fund's shares are not currently divided into series. Only the Fund's Class M shares are currently offered in Japan. Sales charges in the United States may differ. Japanese investors should rely on this Securities Registration Statement, and not any sales literature information provided for use by U.S. investors. The Fund also offers in the United States of America other classes of shares with different sales charges and expenses. Because of these different sales charges and expenses, the investment performance of the classes (and of Class M shares offered in Japan and the United States) will vary.

Each share has one vote, with fractional shares voting proportionally. Shares of all classes will vote together as a single class except when otherwise required by law or as determined by the Trustees. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, if the Fund were liquidated, would receive the net assets of the Fund.

The Fund may suspend the sale of shares at any time and may refuse any order to purchase shares. Although the Fund is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust.

If a shareholder owns fewer shares than the minimum set by the Trustees (presently 20 shares), the Fund may redeem the shareholders’ shares without the shareholder’s permission and send the shareholder the proceeds after providing the shareholder with at least 60 days’ notice to attain the minimum. To the extent permitted by applicable law, the Fund may also redeem shares if shareholders own more than a maximum amount set by the Trustees. There is presently no maximum, but the Trustees could set a maximum that would apply to both present and future shareholders.

No limitation is set to the amount of the trust money.

D. INVESTMENTS AND RISKS
Main Investment Strategies
The Investment Management Company invests mainly in common stocks (growth or value stocks or both) of large and midsize European companies that it believes have favorable investment potential. For example, the Investment Management Company may purchase stocks of companies with stock prices that reflect a value lower than that which the Investment Management Company places on the company. The Investment Management Company may also consider other factors that it believes will cause the stock price to rise.

The Investment Management Company invests mainly in developed countries, but may invest in emerging markets, such as those in Eastern Europe. Under normal circumstances, the Investment Management Company invest at least 85% of the Fund’s net assets in European companies and at least 80% of the Fund’s net assets in equity investments. This policy may be changed only after 60 days’ notice to shareholders. The Investment Management Company considers a company to be European if the company’s securities trade in Europe, if the company is headquartered or organized in Europe, or if the company derives a majority of its revenues or profits from Europe.

The Investment Management Company may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. The Investment Management Company may also use derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes.

F. Main Risks
It is important to understand that investors can lose money by investing in the Fund.

The value of stocks in the Fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific company or industry. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. These risks are generally greater for small and midsize companies. The value of international investments traded in non-U.S. currencies may be adversely impacted by fluctuations in exchange rates. International investments, particularly investments in emerging markets, may carry risks associated with potentially less stable economies or governments (such as the risk of seizure by a non-U.S. government, the imposition of currency or other restrictions, or high levels of inflation or deflation), and may be or become illiquid.

Investments focused in a single region may be affected by common economic forces and other factors. In addition, events in any one country within the region may impact the other countries or the region as a whole.

The Investment Management Company’s use of derivatives may increase these risks by increasing investment exposure (which may be considered leverage) or, in the case of many over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations.

The Fund may not achieve its goal, and it is not intended to be a complete investment program. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

(2) History of the Fund:
November 10, 1988:	Organization of the Fund as a Massachusetts business
trust. Adoption of the Agreement and Declaration of
Trust.
July 13, 1990:	Adoption of the Amended and Restated Agreement and
Declaration of Trust
April 30, 2003:	Adoption of the Amended and Restated Agreement and
Declaration of Trust
March 21, 2014:	Adoption of the Amended and Restated Agreement and
Declaration of Trust

(3) Structure of the Fund:
(i) Structure of the Fund

(ii) Name and role in the Fund’s management by the Investment Management Company and related companies of the Fund, and summary of the agreements, etc.

Name	Role in the management of the	Summary of the agreement, etc.
Fund

Putnam Investment Management,	Investment Management	The Investment Management
LLC	Company	Company has entered into an
Management Contract with the Fund
dated February 27, 2014, which sets
out that the Investment Management
Company provides the Fund with
investment management services
and investment advisory services in
relation to the Fund’s assets.

Putnam Investments Limited	Sub-Investment Management	The Sub-Investment Management
	Company	Company has entered into a
Sub-Management Contract with the
Investment Management Company
dated February 27, 2014 in which
the Sub-Investment Management
Company agrees to act as
sub-investment manager for a
portion of the Fund’s assets.

The Putnam Advisory Company,	Sub-Advisory Company	The Sub-Advisory Agreement
LLC		entered into on February 27, 2014 in
which the Sub-Advisory Company
agrees to act as a sub-advisor for a
portion of the Fund’s assets.

State Street Bank and Trust	Custodian	The Custodian has entered into the
Company	Sub-Accounting Agent	Master Custodian Agreement with
the Fund dated January 1, 2007,
which sets out that the Custodian
serves as a custodian of the Fund’s
assets.
The Sub-accounting Agent has
entered into the Master
Sub-Accounting Services
Agreement with the Investment
Management Company
January 1, 2007 (amended as of dated
August 1, 2013), which sets out that
such agent serves as a
sub-accounting agent of the Fund.

Putnam Investor Services, Inc.	Investor Servicing Agent	The Investor Servicing Agent has
entered into the Amended and
Restated Investor Servicing
Agreement with the Fund and with
the Investment Management
Company dated July 1, 2013, which
sets out that the Investor Servicing
Agent provides all services required

by the Fund in connection with the
establishment, maintenance and
recording of shareholder accounts,
including without limitation, all
related tax and other reporting
requirements, and the
implementation of investment and
redemption arrangements offered in
connection with the sale of the
Fund’s shares.

Putnam Retail Management	Principal Underwriter	The Principal Underwriter has
Limited Partnership		entered into the Amended and
Restated Distributor’s Contract with
the Fund dated July 1, 2013, which
sets out that the Principal
Underwriter distributes the shares of
the Fund.

SMBC Friend Securities Co., Ltd.	Distributor in Japan	The Distributor in Japan has entered
into the Japan Dealer Sales Contract
with Putnam Retail Management as
of June 22, 1998, which sets out that
the Distributor in Japan forwards
sales and repurchase orders in Japan
to Putnam Retail Management.

	Agent Company	The Agent Company has entered
into the Agent Company Agreement
with the Fund as of June 5, 1998 (as
amended), which sets out that the
Agent Company distributes
prospectuses, makes public in Japan
the daily net asset value per share of
the Fund, and distributes any
documents required to be prepared
in accordance with the applicable
laws and regulations of Japan.

(iii) The Trustees

The Trustees are responsible for generally overseeing the conduct of the Fund’s business. The Fund’s Agreement and Declaration of Trust provides that they shall have all powers necessary or convenient to carry out that responsibility. The number of Trustees is fixed by the Trustees and may not be less than three. A Trustee may be elected either by the Trustees or by the shareholders. A Trustee may be removed (i) by vote of the holders of two-thirds of the outstanding shares at a meeting called for the purpose or (ii) by vote of two-thirds of the Trustees. Each Trustee elected by the Trustees or the shareholders shall serve until he or she retires, resigns, is removed, or dies or until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor.

The Trustees of the Fund are authorized by the Agreement and Declaration of Trust to issue shares of the Fund in one or more series, each series being preferred over all other series in respect of the assets allocated to that series within the meaning of the Investment Company Act of 1940 and shall represent a separate investment portfolio of the Fund. The Trustees may, without shareholder approval, divide the shares of any series into two or more classes, shares of each such class having such preferences and special or relative rights and privileges (including conversion rights, if any) as the Trustees may determine and as shall be set forth in the Bylaws. The Trustees may, without shareholder approval, from time to time divide or combine the shares of any series or class into a greater or lesser number without thereby changing the proportionate beneficial interest in the series or class. The Trustees may also, without shareholder approval, from time to time combine shares of two or more classes of any series into a single class.

Under the Agreement and Declaration of Trust, the shareholders shall have power, as and to the extent provided therein, to vote only (i) for the election of Trustees (ii) for the removal of Trustees (iii) with respect to any advisory and/or management services (iv) with respect to any termination of the Fund (v) with respect to certain amendments of the Agreement and Declaration of Trust, and (vi) with respect to such additional matters relating to the Fund as may be required by the Agreement and Declaration of Trust, the Bylaws of the Fund, or any registration of the Fund with the U.S. Securities and Exchange Commission (or any successor agency) or any state, or as the Trustees may consider necessary or desirable. Certain of the foregoing actions may, in addition, be taken by the Trustees without vote of the shareholders of the Fund.

On any matter submitted to a vote of shareholders, all shares of the Fund then entitled to vote shall, except as otherwise provided in the Bylaws, be voted in the aggregate as a single class without regard to series or classes of shares, except (1) when required by the Investment Company Act of 1940, as amended, or when the Trustees shall have determined that the matter affects one or more series or classes of shares materially differently, shares are voted by individual series or class; and (2) when the Trustees have determined that the matter affects only the interests of one or more series or classes, only shareholders of such series or classes shall be entitled to vote thereon. There is no cumulative voting in the election of Trustees.

Meetings of shareholders of any or all series or classes may be called by the Trustees from time to time for the purpose of taking action upon any matter requiring the vote or authority of the shareholders of such series or classes as therein provided or upon any other matter deemed by the Trustees to be necessary or desirable, or, under certain circumstances, when requested in writing by the holder or holders of at least 10 % of the then outstanding shares of all series and classes entitled to vote at the meeting. Written notice of any meeting of shareholders must be given or caused to be given by mailing the notice at least seven days before the meeting, unless notice is waived. Thirty percent of shares entitled to vote on a particular matter is a quorum for the transaction of business on that matter at a shareholders’ meeting, except that where any provision of law or of the Agreement and Declaration of Trust or the Bylaws requires that holders of any series or class vote as an individual series or class, then thirty percent of the aggregate number of shares of that series or class of shares of the Fund who are entitled to vote are necessary to constitute a quorum for the transaction of business by that series or class. For the purpose of determining the shareholders of any class or series of shares who are entitled to vote or act at any meeting or any adjournment thereof, or who are entitled to receive payment of any dividend or other distribution, the Trustees (or their designees) are authorized to fix record dates, which may not be more than 90 days before the date of any meeting of shareholders or more than 60 days before the date of payment of any dividend or other distribution.

The Trustees are authorized by the Agreement and Declaration of Trust to adopt Bylaws not inconsistent with the Agreement and Declaration of Trust providing for the conduct of the business of the Fund. The Bylaws contemplate that the Trustees shall elect a Chair of the Trustees, the President, the Treasurer, and the Clerk of the Fund, and that other officers, if any, may be elected or appointed by the Trustees at any time. The Bylaws may be amended or repealed, in whole or in part, by a majority of the Trustees then in office.

Regular meetings of the Trustees may be held without call or notice at such places and at such times as the Trustees may from time to time determine, provided that notice of the first regular meeting following any such determination shall be given to absent Trustees. It shall be sufficient notice to a Trustee of a special meeting: (a) to send notice (i) by mail at least forty-eight hours before the meeting, (ii) by courier at least forty-eight hours before the meeting, (iii) by electronic mail (e-mail), facsimile or other electronic means at least twenty-four hours before the meeting, or (b) to give notice to him or her in person or by telephone at least twenty-four hours before the meeting.

At any meeting of Trustees, a majority of the Trustees then in office shall constitute a quorum. Except as otherwise provided in the Agreement and Declaration of Trust or Bylaws, any action to be taken by the Trustees may be taken by a majority of the Trustees present at a meeting (a quorum being present), or by written consents of a majority of the Trustees then in office.

Subject to a favorable majority shareholder vote (as defined in the Agreement and Declaration of Trust) to the extent required by applicable law, the Trustees may, at any time and from time to time, contract for exclusive or nonexclusive advisory and/or management services with any corporation, trust, association, or other organization.

The Agreement and Declaration of Trust contains provisions for the indemnification of Trustees, officers, and shareholders of the Fund under the circumstances and on the terms specified therein.

The Fund or any series or class of any series may be terminated at any time (i) by the Trustees by written notice to the shareholders of the Fund or to the shareholders of the particular series or class, as the case may be, or (ii) by the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of each series or class entitled to vote, or (2) 67% or more of the shares of each series or class entitled to vote and present at a meeting called for this purpose if more than 50% of the outstanding shares of each series or class entitled to vote are present at the meeting in person or by proxy.

The Trustees may fill vacancies in or add to their number, and may elect and remove such officers and appoint and terminate such agents as they consider appropriate.

The foregoing is a general summary of certain provisions of the Agreement and Declaration of Trust and Bylaws of the Fund, and is qualified in its entirety by reference to each of those documents.

(iv) Putnam Investment Management, LLC (the Investment Management Company)

a. Law of Place of Incorporation
The Investment Management Company is a limited liability company organized under the law of the State of Delaware, U.S.A. on November 29, 2000. Its investment advisory business is regulated under the Investment Advisers Act of 1940.

Under the Investment Advisers Act of 1940, an investment adviser means, with certain exceptions, any person who, for compensation, engages in the business of advising others, either directly or through publications or writings, as to the value of securities or as to the advisability of investing in, purchasing or selling securities, or who, for compensation and as part of a regular business, issues or promulgates analyses or reports concerning securities. Investment advisers under the Investment Advisers Act of 1940 generally may not conduct their business unless they are registered with the United States Securities and Exchange Commission (“SEC”).

b. Outline of the Supervisory Authority
The Investment Management Company is registered as an investment adviser under the Investment Advisers Act of 1940.

c. Purpose of the Business
The Investment Management Company’s primary business is investment management, which includes the buying, selling, exchanging and trading of securities of all descriptions on behalf of mutual funds in any part of the world.

d. History of the Company
The Investment Management Company is one of America's oldest and largest money management firms. The Investment Management Company’s staff of experienced portfolio managers and research analysts selects securities and constantly manages the Fund's portfolio. By pooling an investor's money with that of other investors, a greater variety of securities can be purchased than would be the case individually; the resulting diversification helps reduce investment risk. The Investment Management Company has been managing mutual funds since 1937. Today, the firm serves as the Investment Management Company for the funds in the Putnam family, with nearly $70.9 billion (unaudited) in aggregate Net Asset Value in nearly 4 million shareholder accounts as of October 31, 2016. An affiliate of the Investment Management Company, Putnam Investments Limited, provides a full range of international investment advisory services to institutional and retail clients. Another affiliate, The Putnam Advisory Company, LLC, provides financial services to institutions and individuals through separately managed accounts and pooled investment vehicles. Another affiliate, Putnam Fiduciary Trust Company, provides investment advice to institutional clients under its banking and fiduciary responsibilities.

Total assets under management of Putnam entities, including assets managed for mutual funds and other clients are nearly $151 billion as of the end of October 2016.

The Investment Management Company, the Principal Underwriter, the Sub-Investment Management Company, the Sub-Advisory Company and the Investor Servicing Agent are indirect subsidiaries of Putnam Investments, LLC, which is located at One Post Office Square, Boston, Massachusetts. Great-West Lifeco Inc., a financial services holding company with operations in Canada, the United States and Europe and a member of the Power Financial Corporation group of companies, owns a majority interest in Putnam Investments, LLC. Power Financial Corporation, a diversified management and holding company with direct and indirect interests in the financial services sector in Canada, the United States and Europe, is a subsidiary of Power Corporation of Canada, a diversified international management and holding company with interests in companies in the financial services, communications and other business sectors. The Desmarais Family Residuary Trust, a trust established pursuant to the Last Will and Testament of the Honorable Paul G. Desmarais, directly and indirectly controls a majority of the voting shares of Power Corporation of Canada.

e. Amount of Capital Stock

(i) Amount of Member’s Equity

Amount of Member’s Equity (as of the end of October 2016):

$25,931,887 * (unaudited) (approximately JPY2.7 billion)

(ii) Number of authorized shares of capital stock

Not applicable.

(iii) Number of outstanding shares of capital stock

Not applicable.

(iv) Amount of Member’s Equity (for the latest 5 years) (unaudited)

Year	Member’s Equity
End of 2010	$82,851,104
End of 2011	$135,510,826
End of 2012	$21,073,034 *
End of 2013	$34,533,038 *
End of 2014	$33,925,237*
End of 2015	$32,258,387*

* Consists of all components of equity and Parent Company relationship.

f. Structure of the Management of the Investment Management Company
The Investment Management Company is ultimately managed by its managing member. The investment performance and portfolio of the Fund is overseen by its Board of Trustees at least 75% of whom are independent, which means they are not officers of the Fund or affiliated with the Investment Management Company.

The basis for the Trustees’ approval of the Fund’s management contract and sub-management contract is discussed in the Fund’s annual report to shareholders dated June 30, 2016 and filed with the SEC.

g. Information Concerning Major Stockholders
As of October 31, 2016, all the outstanding interests of the Investment Management Company were indirectly owned by Putnam Investments, LLC.

(4) Outline of Laws Regulating the Fund in the Jurisdiction Where Established:

The Fund was created under, and is subject to, the laws of The Commonwealth of Massachusetts. The sale of the Fund’s shares is subject to, among other things, the Securities Act of 1933, as amended (the “1933 Act”), and certain state securities laws. The Fund also attempts to qualify each year and elect to be taxed as a regulated investment company under the United States Internal Revenue Code of 1986, as amended (the “Code”).

The following is a broad outline of certain of the principal statutes regulating the operations of the Fund in the United States:

a. Massachusetts General Laws, Chapter 182 - Voluntary Associations and Certain Trusts
Chapter 182 provides in part as follows:
A copy of the declaration of trust must be filed with the Secretary of State of The Commonwealth of Massachusetts and with the Clerk of every city or town where the trust has a usual place of business. Any amendment of the declaration of trust must be filed with the Secretary and the Clerk within thirty days after the adoption of such amendment.

A trust must annually file with the Secretary of State on or before June 1 a report providing the name of the trust, its address, number of shares outstanding and the names and addresses of its trustees.

Penalties may be assessed against the trust for failure to comply with certain of the provisions of Chapter 182.

b. Investment Company Act of 1940
The 1940 Act, in general, requires investment companies to register as such with the SEC, and to comply with a number of substantive regulations of their operations. The 1940 Act requires an investment company, among other things, to provide periodic reports to its shareholders.

c. Securities Act of 1933
The 1933 Act, regulates many sales of securities. The 1933 Act, among other things, imposes various registration requirements upon sellers of securities and provides for various liabilities for failures to comply with its provisions or in respect of other specified matters.

d. Securities Exchange Act of 1934

The Securities Exchange Act of 1934, as amended (the “1934 Act”), regulates a variety of matters involving, among other things, the secondary trading of securities, periodic reporting by the issuers of securities, and certain of the activities of transfer agents and brokers and dealers.

e. The Internal Revenue Code
An investment company is generally an entity subject to U.S. federal income taxation under the Code. However, under Subchapter M of the Code, an investment company may be relieved of federal taxes on income and gains it distributes to shareholders if it qualifies as a “regulated investment company” and meets all other necessary requirements.

f. Other laws
The Fund is subject to the provisions of other laws, rules, and regulations applicable to the Fund or its operations, such as, various state laws regarding the sale of the Fund’s shares.

(5) Outline of Disclosure System:

(A) Disclosure in United States:

(i) Disclosure to shareholders
In accordance with the 1940 Act, the Fund is required to send to its shareholders annual and semiannual reports containing financial information.

(ii) Disclosure to the SEC
The Fund has filed a registration statement with the SEC on Form N-1A; the Fund updates that registration statement annually in accordance with applicable law. The Fund also files certain additional information periodically with the SEC on Forms N-Q, N-PX, N-CSR and N-SAR.

(B) Disclosure in Japan:

a. Disclosure to the Supervisory Authority:

(i) Disclosure Required under the Financial Instruments and Exchange Law:

When the Investment Management Company intends to offer the Shares amounting to more than 100 million yen in Japan, it shall submit to the Director of Kanto Local Finance Bureau of the Ministry of Finance of Japan securities registration statements. The said documents are made available for public inspection for investors and the general public on the electronic disclosure system concerning the disclosure documents of the Annual Securities Report, etc. under the Financial Instruments and Exchange Law of Japan (EDINET), and other applicable Japanese law.

The Sales Handling Company of the Shares shall deliver to the investors Mandatory Prospectuses (“Kofu-Mokuromisho” in Japanese), which should be delivered to the investors before or at the same time as their application for subscription in accordance with the stipulation of the Financial Instruments and Exchange Law. In addition, the Sales Handling

Company of the Shares shall deliver to the investors “Prospectuses on Request” (“Seikyu-Mokuromisho” in Japanese), which should be delivered to the investors, if they request them, in accordance with the stipulation of the Financial Instruments and Exchange Law. For the purpose of disclosure of the financial conditions, and other financial information, the Trustees shall submit to the Director of Kanto Local Finance Bureau of the Ministry of Finance of Japan securities reports within 6 months of the end of each fiscal year, semi-annual reports within 3 months of the end of each semi-annual period and extraordinary reports from time to time when changes occur as to material subjects of the Fund. These documents are available for public inspection for the investors and any other persons who so desire on EDINET, etc.

(ii) Notifications, etc. under the Law Concerning Investment Trusts and Investment Companies

If the Investment Management Company conducts the business of offering for sale of shares of the Fund, it must file in advance certain information relating to the Fund with the Commissioner of Financial Services Agency under the Law Concerning Investment Trusts and Investment Companies (the Law No. 198, 1951, as amended) (hereinafter referred to the “Investment Trusts Law”). In addition, if the Investment Management Company amends the Agreement and Declaration of Trust of the Fund, and other Fund documents, it must file in advance the details of such amendment and the reasons for the amendment, etc. with the Commissioner of Financial Services Agency. Further, the Investment Management Company must prepare the Mandatory Management Report and the Management Report in full (“Zentaiban” in Japanese) on the prescribed matters concerning the assets of the Fund under the Investment Trusts Law immediately after the end of each calculation period of the Fund and must file such Reports with the Commissioner of Financial Services Agency.

b. Disclosure to Japanese Shareholders:

In the case where the Agreement and Declaration of Trust is to be amended and the amendment is significant, etc., the Fund shall notify in writing the shareholders known in Japan of contents of the amendment and reasons therefore, etc. before such amendment. The Japanese shareholders will be notified of changes in material facts which would change their position, including notices from the Trustees, through the Sales Handling Companies. The above-described Mandatory Management Report of the Fund will be sent to the Japanese shareholders known to the Distributor in Japan or the Sales Handling Company. The Full Management Report of the Fund will be provided at the website of the Agent Company, SMBC Friend Securities Co., Ltd.

(6) Outline of the Supervisory Authority:
Among the regulatory authorities having jurisdiction over the Fund or certain of its operations are the SEC and state regulatory agencies or authorities.

a. The SEC has broad authority to oversee the application and enforcement of the federal securities laws, including the 1940 Act, the 1933 Act, and the 1934 Act, among others, to the Fund. The 1940 Act provides the SEC broad authority to inspect the records of investment companies, to exempt investment companies or certain practices from the provisions of the Act, and otherwise to enforce the provisions of the Act.

b. State authorities typically have broad authority to regulate the activities of broker, dealers, or other persons directly or indirectly engaged in activities relating to the offering and sale of securities to their residents or within their jurisdictions.

2. INVESTMENT POLICY

(1) Basic Policy for Investment:
The Investment Management Company pursues the Fund’s goal to seek capital appreciation.

Changes in policies. The Trustees may change the fund's goal, investment strategies and other policies set forth in this document without shareholder approval, except as otherwise provided.

(2) Main Investment Strategies
The Investment Management Company invests mainly in common stocks (growth or value stocks or both) of large and midsize European companies that it believes have favorable investment potential. For example, the Investment Management Company may purchase stocks of companies with stock prices that reflect a value lower than that which the Investment Management Company places on the company. The Investment Management Company may also consider other factors that it believes will cause the stock price to rise.

The Investment Management Company invests mainly in developed countries, but may invest in emerging markets, such as those in Eastern Europe. Under normal circumstances, the Investment Management Company invests at least 85% of the Fund’s net assets in European companies and at least 80% of the Fund’s net assets in equity investments. This policy may be changed only after 60 days’ notice to shareholders. The Investment Management Company considers a company to be European if the company’s securities trade in Europe, if the company is headquartered or organized in Europe, or if the company derives a majority of its revenues or profits from Europe.

The Investment Management Company may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. The Investment Management Company may also use derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes.

(3) Management Structure of the Fund:
The investment performance and portfolio of the Fund is overseen by its Board of Trustees, a majority of whom are not affiliated with the Investment Management Company. The Trustees periodically review the performance of the Fund with its manager. The basis for the Trustees’ approval of the Management Contract, Sub-Management Contract and Sub-Advisory Contract is discussed in the Fund’s annual report to shareholders dated June 30, 2016 and filed with the SEC.

The Investment Management Company has retained its affiliate Putnam Investments Limited, the Sub-Investment Management Company, to make investment decisions for such Fund assets as may be designated from time to time for its management by the Investment Management Company. The Investment Management Company (and not the Fund) will pay a quarterly sub-management fee to the Sub-Investment Management Company for its services at the annual rate of 0.35% of the average Net Asset Value of any Fund assets managed by the Sub-Investment Management Company. The Sub-Investment Management Company, which provides a full range of international investment advisory services to institutional clients, is located at Cassini House, 57-59 St James’s Street, London, England, SW1A 1LD.

The Investment Management Company and the Sub-Investment Management Company have retained their affiliate The Putnam Advisory Company, LLC (the Sub- Advisory Company to make investment decisions for such Fund assets as may be designated from time to time for its management by the Investment Management Company or the Sub-Investment Management Company, as applicable. The Investment Management Company or the Sub-Investment Management Company, as applicable (and not the Fund), will pay a quarterly sub-advisory fee to the Sub-Advisory Company for its services at the annual rate of 0.35% of the average Net Asset Value of any Fund assets managed by the Sub-Advisory Company. The Sub-Advisory Company, which provides financial services to institutions and individuals through separately-managed accounts and pooled investment vehicles, has its headquarters at One Post Office Square, Boston, MA 02109, with additional investment management personnel located in Singapore.

Pursuant to these arrangements, professionals of the Investment Management Company who are based in foreign jurisdictions may serve as portfolio managers of the Fund or provide other investment services, consistent with local regulations.

Portfolio manager

The officer of the Investment Management Company identified below is primarily responsible for the day-to-day management of the Fund’s portfolio.

Portfolio	Joined	Employer	Positions Over Past Five Years
Manager	Fund

Simon Davis	2006	Putnam Investments	Co-Head of International Equities
		Limited	Previously, Head of International Equities and
Head of International Large Cap Equities
2000- Present

Compensation of portfolio manager

The Investment Management Company’s goal for its products and investors is to deliver strong performance versus peers or performance ahead of the applicable benchmark, depending on the product, over a rolling 3-year period. Portfolio managers are evaluated and compensated, in part, based on their performance relative to this goal across the products they manage. In addition to their individual performance, evaluations take into account the performance of their group and a subjective component.

Each portfolio manager is assigned an industry-competitive incentive compensation target consistent with this goal and evaluation framework. Actual incentive compensation may be higher or lower than the target, based on individual, group, and subjective performance, and may also reflect the performance of the Investment Management Company as a firm. Typically, performance is measured over the lesser of three years or the length of time a portfolio manager has managed a product.

Incentive compensation includes a cash bonus and may also include grants of deferred cash, stock or options. In addition to incentive compensation, portfolio managers receive fixed annual salaries typically based on level of responsibility and experience.

For this Fund, the Investment Management Company evaluates performance based on the Fund’s peer ranking in the Fund’s Lipper category or categories, as applicable, over the 3-year period. This peer ranking is based on pre-tax performance, as adjusted by the Investment Management Company to exclude less relevant funds.

Ownership of securities
The dollar range of shares of the Fund owned by the portfolio manager at the end of the Fund’s last fiscal year, including investments by immediate family members and amounts invested through retirement and deferred compensation plans, was $10,001 - $50,000.

Structure of Fund Management:

Team
Putnam European Core Equity is managed by Simon Davis. Mr. Davis is a veteran portfolio manager with nearly 20 years of investment experience. He engages in fundamental research, evaluates analyst proposals and makes the portfolio buy/sell decisions. Mr. Davis is supported by Putnam’s Global Equity Research team, a centralized group of highly skilled and experienced fundamental analysts who are tasked with making investment recommendations to this and other Putnam equity portfolios.

Mr. Davis is also able to leverage other resources throughout the firm as needed, including the fixed income research team and its currency unit, the quantitative research team, and the risk-management team.

Philosophy
Putnam European Core Equity is managed by Simon Davis. Mr. Davis is a veteran portfolio manager with nearly 20 years of investment experience. He engages in fundamental research, evaluates analyst proposals and makes the portfolio buy/sell decisions. Mr. Davis is supported by Putnam’s Global Equity Research team, a centralized group of highly skilled and experienced fundamental analysts who are tasked with making investment recommendations to this and other Putnam equity portfolios.

Mr. Davis is also able to leverage other resources throughout the firm as needed, including the fixed income research team and its currency unit, the quantitative research team, and the risk-management team.

Investment Process

Putnam European Core Equity couples fundamental and quantitative analysis to find companies whose earnings power is misunderstood and that we believe have a catalyst for positive change. Portfolios are built primarily through bottom-up stock selection; however, macroeconomic and other top-down factors will also be considered in constructing portfolios. The process includes:

- Universe Definition: The investable universe of approximately 3,000 stocks includes all developed and emerging European stocks with a market capitalization of at least $500 million and a minimum average daily trading liquidity of USD $5 million.

- Alpha Identification: Alpha identification includes fundamental idea generation and quantitative screening to narrow down the starting universe to a pool of stocks for further in-depth research. Fundamental idea generation involves Putnam’s Global Equity Research team identifying candidates for in-depth research within each analyst’s coverage sector. Quantitative screening independently ranks the full universe of stocks using multiple valuation, momentum and quality metrics to identify investment candidates which are also then included in the pool for in-depth fundamental research.

- Fundamental Research: Putnam’s Global Equity Research team conducts in-depth fundamental research on the pool of stocks identified in step 2 for potential portfolio inclusion. They seek a combination of three drivers including valuation (multiple based, sum-of-the-parts, discounted cash flow, industry specific), catalysts (positive earnings surprise, cash flow improvement, management changes, strategy changes, capital deployment, industry/regulatory changes) and differentiation (investment time horizon, independent fundamental research, global insights, sector experts, robust scenario analysis, cross-asset communication). No preference is given to a company’s or industry’s growth rate – the portfolio may include both rapidly growing companies and slowly growing companies – and instead emphasis is placed on the expected return of the securities and the confidence level of those expectations.

- Portfolio Construction and Risk Management: The portfolio construction process is continuous. The Portfolio Manager works with the Global Equity Research analysts to review sources of alpha and to ensure portfolio exposures are meaningful and in-line with their level of conviction. The portfolio has an expected ex-ante tracking error of 2-6% relative to the benchmark. The majority of the risk budget is focused on bottom-up stock selection; however, consideration is given to top-down factors in order to minimize unintended bets. To facilitate this process, optimization tools are used to help create a portfolio that we believe offers the best combination of fundamental and quantitative alpha, and to maximize potential returns within the targeted risk level. The portfolio will maintain significant exposures with explicit and meaningful differences from the benchmark; however, it will remain diversified with approximately 50-80 holdings and constraints such as a 2% maximum active position weight and a 3% maximum active sector weight relative to the MSCI Europe Index (Net Dividends) used in the optimization process.

- Implementation and Trading: The Portfolio Manager works with the analysts and traders to evaluate, monitor and maintain the portfolio on an ongoing basis.

(4) Distribution Policy:

The Fund normally distributes any net investment income and any net realized capital gains annually. Distributions from net investment income, if any, are expected to be small. Distributions from capital gains are made after applying any available capital loss carryovers. The payment to Japanese investors may be made, in principle, in accordance with the record date in December each year by SMBC Friend.

Note: The above statement will not guarantee the payment of future distributions, if any, or the amount thereof.

(5) Restrictions on Investment:
Except as otherwise specifically designated, the investment restrictions described in this document are not fundamental investment restrictions.

The Trustees may change any non-fundamental restrictions without shareholder approval.

As fundamental investment restrictions, which may not be changed without a vote of a majority of the outstanding voting securities, the Fund may not and will not:

(1) Borrow money in excess of 33 1/3% of the value of its total assets (not including the amount borrowed) at the time the borrowing is made.

(2) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain U.S. federal securities laws.

(3) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities representing interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

(4) Purchase or sell commodities or commodity contracts, except that the Fund may purchase and sell financial futures contracts and options and may enter into foreign (non-U.S.) exchange contracts and other financial transactions not involving physical commodities.

(5) Make loans, except by purchase of debt obligations in which the Fund may invest consistent with its investment policies (including without limitation debt obligations issued by other Putnam funds), by entering into repurchase agreements, or by lending its portfolio securities.

(6) With respect to 75% of its total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Fund (taken at current value)

would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities or to securities issued by other investment companies.

(7) With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer.

(8) Purchase securities (other than securities of the U.S. government) if, as a result of such purchase, more than 25% of the Fund's total assets would be invested in any one industry.

(9) Issue any class of securities which is senior to the Fund's shares of beneficial interest, except for permitted borrowings.

The 1940 Act provides that a "vote of a majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding Fund shares, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding Fund shares are represented at the meeting in person or by proxy.

For purposes of the Fund’s fundamental policy on commodities and commodities contracts (#4 above), at the time of the establishment of the policy, swap contracts on financial instruments or rates were not within the understanding of the terms “commodities” or “commodity contracts,” and notwithstanding any federal legislation or regulatory action by the Commodity Futures Trading Commission (“CFTC”) that subjects such swaps to regulation by the CFTC, the Fund will not consider such instruments to be commodities or commodity contracts for purposes of this policy.

For purposes of the Fund's fundamental policy on industry concentration (#8 above), the Investment Management Company determines the appropriate industry categories and assigns issuers to them, informed by a variety of considerations, including relevant third party categorization systems. Industry categories and issuer assignments may change over time as industry sectors and issuers evolve. Portfolio allocations shown in shareholder reports and other communications may use broader investment sectors or narrower sub-industry categories.

The following non-fundamental investment policies may be changed by the Trustees without shareholder approval:

(1) The Fund will not invest in (a) securities which are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Trustees of the Fund (or the person designated by the Trustees of the Fund to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the Fund's net assets (taken at current value) would be invested in securities described in (a), (b) and (c).

(2) In addition, the Fund will, so long as shares of the Fund are being offered for sale by the Fund in Japan and such standards are required as a condition of such offer for sale, comply with the following standards of selection of the Japan Securities Dealers Association:

(a) The Fund will not invest more than 15% of its net assets in securities that are not traded on an official exchange or other regulated market, including, without limitation, the National Association of Securities Dealers Automated Quotation System (this restriction shall not be applicable to bonds determined by the Investment Management Company to be liquid and for which a market price (including a dealer quotation) is generally obtainable or determinable;
(b) The Fund will not borrow money in excess of 10% of the value of its total assets;
(c) The Fund will not make short sales of securities in excess of the Fund’s Net Asset Value; and
(d) The Fund will not together with other mutual funds managed by the Investment Management Company, acquire more than 50% of the outstanding voting securities of any issuer.

If the undertaking is violated, the Fund will, promptly after discovery, take such action as may be necessary to cause the violation to cease, which shall be the only obligation of the Fund and the only remedy in respect of the violation. This undertaking will remain in effect as long as shares of the Fund are qualified for offer or sale in Japan and such undertaking is required by the Japanese Securities Dealers Association as a condition of such qualification.

All percentage limitations on investments (other than pursuant to non-fundamental restriction (1)) will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

If, as a result of a change in values or net assets or other circumstances, greater than 15% of the Fund’s net assets are invested in securities described in (a), (b) and (c) in non-fundamental policy (1) above, the Fund will take such steps as are deemed advisable to protect the Fund’s liquidity.

The Fund has filed an election under Rule 18f-1 under the Act 1940, committing the Fund to pay all redemptions of Fund shares by a single shareholder during any 90-day period in cash, up to the lesser of (i)$250,000 or (ii) 1% of such Fund’s net assets measured as of the beginning of such 90-day period.

3. INVESTMENT RISKS
(1) Investment Risks
It is important to keep in mind that risk and reward generally go hand in hand; the higher the potential reward, the greater the risk. The Investment Management Company pursues the Fund's goal by investing mainly in common stocks issued by European companies. Under normal circumstances, the Investment Management Company invests at least 85% of the Fund’s net assets in European companies and at least 80% of the Fund’s net assets in equity investments. This policy may be changed only after 60 days’ notice to shareholders.

Common stocks. Common stock represents an ownership interest in a company. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock's value may also fall because of factors affecting not just the company, but also other companies in the same industry or in a number of different industries, such as increases in production costs. From time to time, the Fund may invest a significant portion of its assets in companies in one or more related industries or sectors, which would make the Fund more vulnerable to adverse developments affecting those industries or sectors. The value of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects.

Growth stocks – Stocks of companies the Investment Management Company believes are fast-growing may trade at a higher multiple of current earnings than other stocks. The values of these stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If the Investment Management Company’s assessment of the prospects for a company’s earnings growth is wrong, or if the Investment Management Company’s judgment of how other investors will value the company’s earnings growth is wrong, then the price of the company’s stock may fall or may not approach the value that the Investment Management Company has placed on it.

Value stocks – Companies whose stocks the Investment Management Company believes are undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If the Investment Management Company’s assessment of a company’s prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company's stock may fall or may not approach the value that the Investment Management Company has placed on it.

Non-U.S. investments. Non-U.S. investments involve certain special risks, including:

- Unfavorable changes in currency exchange rates: Non-U.S. investments are typically issued and traded in non-U.S. currencies. As a result, their values may be affected by changes in exchange rates between non-U.S. currencies and the U.S. Dollar.

- Political and economic developments: Non-U.S. investments may be subject to the risks of seizure by a non-U.S. government, direct or indirect impact of sovereign debt default, imposition of economic sanctions or restrictions on the exchange or export of non-U.S. currency, and tax increases.

- Unreliable or untimely information: There may be less information publicly available about a non-U.S. company than about most publicly-traded U.S. companies, and non-U.S. companies are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the United States.

- Limited legal recourse: Legal remedies for investors may be more limited than the remedies available in the United States.

- Limited markets: Certain non-U.S. investments may be less liquid (harder to buy and sell) and more volatile than most U.S. investments, which means the Investment Management Company may at times be unable to sell these non-U.S. investments at desirable prices. For the same reason, the Investment Management Company may at times find it difficult to value the Fund's non-U.S. investments.

- Trading practices: Brokerage commissions and other fees are generally higher for non-U.S. investments than for U.S. investments. The procedures and rules governing non-U.S. transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

The risks of non-U.S. investments are typically increased in countries with less developed markets, which are sometimes referred to as emerging markets. Emerging markets may have less developed economies and legal and regulatory systems, and may be susceptible to greater political and economic instability than developed non-U.S. markets. Countries with emerging markets are also more likely to experience high levels of inflation, deflation or currency devaluation, and investments in emerging markets may be more volatile and less liquid than investments in developed markets. For these and other reasons, investments in emerging markets are often considered speculative.

Certain risks related to non-U.S. investments may also apply to some extent to U.S.-traded investments that are denominated in non-U.S. currencies, investments in U.S. companies that are traded in non-U.S. markets or investments in U.S. companies that have significant non-U.S. operations. Special U.S. tax considerations may apply to the Fund's non-U.S. investments.

Geographic focus. Developments in European economies will generally have a greater effect on the Fund than they would on a more geographically diversified fund, which may result in greater losses and volatility. The economies of countries in Europe are in all stages of economic development. Efforts by the member countries of the European Union to continue to unify their economic and monetary policies may increase the potential for similarities in the movements of European markets and reduce the investment benefit of diversification within the region. However, the substance of these policies may not address the needs of all European economies. European financial markets have in recent years experienced increased volatility due to concerns over high levels of sovereign debt, budget deficits and unemployment in several European countries. An exit by any member countries from the EMU, or even the prospect of such an exit, could lead to increased volatility in European markets and negatively affect investments both in issuers in the exiting country and throughout Europe.

Risks of investing in Europe

Investing in Europe involves risks not typically associated with investments in the United States.

A majority of western European countries and a number of eastern European countries are members of the European Union (EU), an intergovernmental union aimed at developing economic and political coordination and cooperation among its member states. European countries that are members of the Economic and Monetary Union of the European Union (EMU) (the European Union members that have adopted the euro currency) are subject to restrictions on inflation rates, interest rates, deficits, and debt levels. As a condition to adopting the euro, EU member states must also relinquish control of their monetary policies to the European Central Bank and become subject to certain monetary and fiscal controls imposed by the EMU. As economic conditions across member states may vary widely, it is possible that these controls may not adequately address the needs of all EMU member states from time to time. These controls remove EMU member states’ flexibility in implementing monetary policy measures to address regional economic conditions, which may impair their economic strength. In addition, efforts by the EU and the EMU to unify economic and monetary policies may also increase the potential for similarities in the movements of European markets and reduce the investment benefit of diversification within the region. Conversely, any failure of such efforts may increase volatility and uncertainty in European financial markets and negatively affect the value of the Fund’s investments in European issuers.

Investing in euro-denominated securities carries the risk of exposure to a currency that may not fully reflect the strengths and weaknesses of disparate European economies. Many EU economies rely heavily upon export-related businesses and the exchange rate between the euro and the U.S. dollar or other foreign currencies may positively or negatively impact corporate profits and the performance of EU investments.

European financial markets are vulnerable to volatility and losses arising from concerns about the potential exit of member countries from the EU and/or the EMU and, in the latter case, the reversion of those countries to their national currencies. In particular, discussions between Greece, the European Central Bank and other EMU countries about the repayment by Greece of sovereign debt owed to those countries have given rise, and may again in the future, give rise, to uncertainty about Greece’s status as an EMU member country and the long-term stability of the Eurozone generally. Agreements reached among Greece and European creditors may not be permanent and may not succeed in preventing future defaults. Defaults by Greece or other EMU member countries on sovereign debt, as well as future discussions about exits from the Eurozone, may negatively affect the Fund’s investments in the defaulting or exiting country, in issuers, both private and governmental, with direct exposure to debt owed by such country, and in European issuers generally. In addition, on June 23, 2016, voters in the United Kingdom decided in a referendum that the nation will leave the EU. This event resulted in volatility in European and global markets, and could have negative long-term impacts on financial markets in the United Kingdom and throughout Europe. There is considerable uncertainty about the potential consequences and precise timeframe for the United Kingdom’s departure, how it will be conducted, how negotiations of trade agreements will proceed, and how the financial markets will react, and as this process unfolds markets may be further disrupted. The consequences of a country’s exit from the EU and/or the EMU could also threaten the stability of the euro for remaining EU and/or EMU member countries and could negatively affect the financial markets of other countries in the European region and beyond.

While many countries in western Europe are considered to have developed markets, many eastern European countries are less developed. Investments in eastern European countries, even if denominated in euros, may involve special risks associated with investments in emerging markets. Securities markets of emerging market economies may be less efficient and may have lower trading volume, lower liquidity, and higher volatility than more developed markets. Many eastern European economies remain particularly sensitive to social, political, and economic conditions within the region and may, in particular, be adversely affected by events in Russia, including changes to the Russian economy or currency, or attempts by Russia to assert its influence through economic, political or military measures. Many eastern European countries are also highly dependent on exports to western Europe, making them particularly vulnerable to demand in western Europe. A number of eastern European countries are still in the process of transitioning from centrally planned economies to market economies, and may have heightened risks of expropriation or nationalization. Many eastern European countries are heavily reliant on credit from western Europe, and those countries have faced significant challenges in the wake of the global economic crisis.

The impact of the global economic crisis of 2008–2009 was significant in Europe, and European economies may continue to experience high volatility and slow economic growth or recession. A renewed recession in Europe or in other parts of the world could have a substantial impact on access to credit, export levels, and consumer demand in the region. European countries with less-developed economies are generally less stable, may have been more impacted by the global economic crisis, and may recover less quickly. Some of these countries have experienced large public budget deficits, high levels of public debt, and a downgrade of the credit rating of the country’s sovereign debt. These developments, including recent concerns about potential member country exits from the EMU, have negatively impacted the stability of the European banking system and have undermined investor confidence in the region, which has led to increased volatility in the European financial markets and may continue to negatively impact the performance of the Fund’s investments in the region.

In response to the crisis, several European countries sought financial assistance from other European governments or private institutions, and any such assistance may have been conditioned on a country meeting certain objectives. A country’s failure to meet the objectives upon which such assistance is conditioned could impair the country’s economic recovery, which could significantly affect the value of a fund’s European investments. Additionally, some European countries have imposed, and may continue to impose, strict austerity measures and comprehensive financial and labor market reforms. It is possible that such actions could negatively impact the European economies and the performance of a fund’s European investments. Investor doubts over the ability of policymakers to agree on solutions to issues affecting the European financial markets may also negatively affect the Fund’s investments in the region.

Some European countries have experienced and may continue to experience political or social unrest as a result of high unemployment rates, austerity measures or other steps taken by national governments or the European Central Bank to address possible defaults by EMU member countries on the repayment of sovereign debt. Political or social unrest in the region may decrease tourism, lower consumer confidence, or otherwise impede financial recovery or improvement in Europe, which may in turn affect the Fund’s investments in the region.

Derivatives. The Investment Management Company may engage in a variety of transactions involving derivatives, such as futures, options, certain non-U.S. currency transactions, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. The Investment Management Company may make use of “short” derivatives positions, the values of which typically move in the opposite direction from the price of the underlying investment, pool of investments, index or currency. The Investment Management Company may use derivatives both for hedging and non-hedging purposes. For example, the Investment Management Company may use foreign currency transactions to increase or decrease the Fund’s exposure to a particular currency or group of currencies. The Investment Management Company may also use derivatives as a substitute for a direct investment in the securities of one or more issuers. However, the Investment Management Company may also choose not to use derivatives based on the Investment Management Company’s evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on the Investment Management Company’s ability to manage these sophisticated instruments. Some derivatives are “leveraged,” which means they provide the Fund with investment exposure greater than the value of the Fund’s investment in the derivatives. As a result, these derivatives may magnify or otherwise increase investment losses to the Fund. The risk of loss from certain short derivatives positions is theoretically unlimited. The value of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund's derivatives positions. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivatives transaction will not meet its obligations.

Small and midsize companies. These companies, some of which may have a market capitalization of less than $1 billion, are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies often trade less frequently and in limited volume, and their prices may fluctuate more than stocks of larger companies. Stocks of small and midsize companies may therefore be more vulnerable to adverse developments than those of larger companies. Small companies in foreign countries could be relatively smaller than those in the United States.

Other investments. In addition to the main investment strategies described above, the Fund may make other types of investments, such as investments in U.S. companies, preferred stocks, convertible securities and debt instruments. The Fund may also loan portfolio securities to earn income. These practices may be subject to other risks.

Temporary defensive strategies. In response to adverse market, economic, political or other conditions, the Investment Management Company may take temporary defensive positions, such as investing some or all of the Fund’s assets in cash and cash equivalents, that differ from the Fund’s usual investment strategies. However, the Investment Management Company may choose not to use these temporary defensive strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the Fund to miss out on investment opportunities, and may prevent the Fund from achieving its goal. Additionally, while temporary defensive strategies are mainly designed to limit losses, such strategies may not work as intended.

Changes in policies. The Fund’s Trustees may change the Fund’s goal, investment strategies and other policies set forth in this document without shareholder approval, except as otherwise provided.

Portfolio turnover rate. The Fund's portfolio turnover rate measures how frequently the Fund buys and sells investments. A portfolio turnover rate of 100%, for example, would mean that the Fund sold and replaced securities valued at 100% of the Fund’s assets within a one-year period. From time to time the Fund may engage in frequent trading. Funds with high turnover may be more likely to realize capital gains that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance. The Fund’s portfolio turnover rate and the amount of brokerage commissions it pays will vary over time based on market conditions.

(2) Management Structure for Investment Risks:

The risks associated with the Fund described above are monitored by the Investment Management Company and, from time to time, by the Sub-Investment Management Company and the Sub-Advisory Company.

(3) Risk Management System

The Fund typically uses to a significant extent derivatives for both hedging and non-hedging purposes as disclosed in this document. The Fund applies Risk Management procedures based on compliance with applicable UCITS (Undertaking for a Collective Investment in Transferable Securities) EU Directives.

[Charts, etc. required under the laws of Japan to be inserted in the Japanese document. English translations are omitted.]

4. FEES AND TAX
(1) Sales Charge:

Class M Shares:

Sales charge (in Japan) is 3.78% (3.50% without a consumption tax) of the Net Asset Value.

Note: 0.50% of the amount calculated by dividing the Net Asset Value by (1-0.035) and rounding to three decimal places will be retained by the Principal Underwriter.

The sales charge is charged at the time of subscription as a consideration for supply of explanation and information about investments and its related investment environment, and expense charge relating subscription of the shares.

(2) Repurchase Charge:

Repurchase requests in Japan may be made to Investor Servicing Agent through the Sales Handling Company on a Fund Business Day that is a business day of the distributor in Japan without a contingent deferred sales charge.

(3) Management Fee:

(a) Management Fee:

Shareholders of the Fund approved a new management contract with the Investment Management Company effective February 27, 2014 (the “Management Contract”). The substantive terms of the Management Contract, including terms relating to fees, are identical to the terms of the Fund’s prior management contract dated January 1, 2010. Shareholders were asked to approve the Management Contract following the death on October 8, 2013 of The Honourable Paul G. Desmarais, who had controlled directly and indirectly a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of the Investment Management Company.

Between October 8, 2013 and the date of the Management Contract, the Investment Management Company managed the Fund’s investment portfolio and other affairs and business under an interim management contract, which was substantively identical to the Fund’s prior management contract dated January 1, 2010. The Investment Management Company has entered into sub-management and sub-advisory contracts for the Fund effective as of the time the Management Contract became effective.

Under the Management Contract, the Fund pays a monthly base fee to the Investment Management Company. The base fee is calculated by applying a rate to the Fund’s average net assets for the month. The rate is based on the monthly average of the aggregate net assets of all open-end funds sponsored by the Investment Management Company (excluding Fund assets that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets) (“Total Open-End Mutual Fund Average Net Assets”), as determined at the close of each business day during the month, as set forth below.

In addition, the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment is determined based on performance over the thirty-six-month period then ended. Each month, the performance adjustment is calculated by multiplying the performance adjustment rate and the Fund’s average net assets over the performance period and dividing the result by twelve. The resulting dollar amount is added to, or subtracted from, the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference during the performance period between the Fund’s annualized performance (measured by the performance of the Fund’s Class A shares) and the annualized performance of the benchmark index described below. The maximum annualized performance adjustment rate is also set forth below.

Because the performance adjustment is based on the Fund’s performance relative to its benchmark index, and not its absolute performance, the performance adjustment could increase the Investment Management Company’s fee even if the Fund’s shares lose value during the performance period provided that the Fund outperformed its benchmark index, and could decrease the Investment Management Company’s fee even if the Fund’s shares increase in value during the performance period provided that the Fund underperformed its benchmark index.

The monthly base fee is determined based on the Fund’s average net assets for the month, while the performance adjustment is determined based on the Fund’s average net assets over the thirty-six month performance period. This means it is possible that, if the Fund underperforms significantly over the performance period, and the Fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, the Investment Management Company would make a payment to the Fund.

The application of an expense limitation, if any, will have a positive effect on the Fund’s performance and may result in an increase in the performance adjustment. It is possible that the cumulative dollar amount of additional compensation ultimately payable to the Investment Management Company may, under some circumstances, exceed the cumulative dollar amount of management fees waived by the Investment Management Company.

Base fee

0.850% of the first $5 billion of Total Open-End Mutual Fund Average Net Assets;
0.800% of the next $5 billion of Total Open-End Mutual Fund Average Net Assets;
0.750% of the next $10 billion of Total Open-End Mutual Fund Average Net Assets;
0.700% of the next $10 billion of Total Open-End Mutual Fund Average Net Assets;
0.650% of the next $50 billion of Total Open-End Mutual Fund Average Net Assets;
0.630% of the next $50 billion of Total Open-End Mutual Fund Average Net Assets;
0.620% of the next $100 billion of Total Open-End Mutual Fund Average Net Assets;
0.615% of any excess thereafter.

Benchmark	Maximum annualized performance
adjustment rate

MSCI Europe Index (Net Dividends)*	0.15%

* MSCI publishes two versions of this index reflecting the reinvestment of dividends using two different methodologies: gross dividends and net dividends. While both versions reflect reinvested dividends, they differ with respect to the manner in which taxes associated with dividend payments are treated. In calculating the net dividends version, MSCI incorporates reinvested dividends applying the withholding tax rate applicable to foreign non-resident institutional investors that do not benefit from double taxation treaties. The Investment Management Company believes that the net dividends version better reflects the returns U.S. investors might expect were they to invest directly in the component securities of the index.

For the past three fiscal years, pursuant to the applicable management contract, the Fund incurred the following fees:

		Amount of management fee	Amount management fee
		waived	would have been without
Fiscal year	Management fee paid		waiver

2016	$2,587,163	$3,692	$2,590,855

2015	$2,300,258	$0	$2,300,258

2014	$1,813,437	$0	$1,813,437

The amount of management fee waived for the most recent fiscal year resulted from a voluntary, one-time waiver by the Investment Management Company.

The management fee is charged for the services provided by the Investment Management Company acting as investment manager of the Fund and investment adviser concerning the Fund’s assets.

In addition to the fee paid to the Investment Management Company, the Fund reimburses the Investment Management Company for the compensation and related expenses of certain officers of the Fund and their staff who provide certain administrative services for the Fund and the other funds managed by the Investment Management Company, each of which bears an allocated share of the foregoing costs. The aggregate amount of all such reimbursements is determined annually by the Trustees.

(b) Sub-Investment Management Company Fee

The Investment Management Company (and not the Fund) pays a quarterly sub-management fee to the Sub-Investment Management Company for its services at the annual rate of 0.35% of the average aggregate Net Asset Value of any Fund assets managed by Sub-Investment Management Company.

(c) Sub-Advisory Company Fee

The Investment Management Company or the Sub-Investment Management Company, as applicable (and not the Fund), pays a quarterly sub-advisory fee to the Sub-Advisory Company for its services at the annual rate of 0.35% of the average aggregate Net Asset Value of any Fund assets managed by the Sub-Advisory Company.

(d) Charges of the Investor Servicing Agent and the Custodian Fee

The Fund will pay to the Investor Servicing Agent a monthly fee, paid as an expense of all its shareholders. The fee paid to the Investor Servicing Agent, subject to certain limitations, is based on the Fund's retail asset level, the number of shareholder accounts in the Fund and the level of defined contribution plan assets in the Fund. Investor servicing fees for the Fund will not exceed an annual rate of 0.320% of the Fund’s average net assets.

The Investor Servicing Agent fees are charged in consideration of rendering services as a investor servicing agent of the Fund.

During the 2016 fiscal year, the Fund incurred $682,532 in fees for investor servicing provided by the Investor Servicing Agent.

State Street is responsible for safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities, collecting interest and dividends on the Fund's investments, serving as the Fund's non-U.S. custody manager, providing reports on non-U.S. securities depositaries, making payments covering the expenses of the Fund, and performing other administrative duties. State Street does not determine the investment policies of the Fund or decide which securities the Fund will buy or sell. State Street has a lien on the Fund's assets to secure charges and advances made by it. The Fund pays State Street a fee, monthly, based on a combination of fixed annual charges and charges based on the Fund's assets and the number and types of securities held by the Fund, and reimburses State Street for certain out-of-pocket expenses. The Fund may from time to time enter into brokerage arrangements that reduce or recapture Fund expenses, including custody expenses. The Fund also has an offset arrangement that may reduce the Fund’s custody fee based on the amount of cash maintained by its Custodian.

The Custodian fees are charged in consideration of rendering services as a custodian of the Fund.

During the 2016 fiscal year, the Fund incurred $52,855 in fees for custody services provided by the Custodian.

(e) Fees under Class M Distribution Plan

The Class M distribution plan provides for payments by the Fund to the Principal Underwriter at the annual rate of up to 1.00% of average net assets attributable to Class M shares. The Trustees currently limit payments under the Class M plan to the annual rate of 0.75% of average net assets. Because these fees are paid out of the Fund’s assets on an ongoing basis, they will increase the cost of your investment.

Payments under the plan are intended to compensate the Principal Underwriter for services provided and expenses incurred by it as principal underwriter of the Fund's shares, including payments to dealers mentioned below. Payments to dealers are subject to the continuation of the Class M distribution plan and the terms of an agreement between SMBC Friend and the Principal Underwriter.

The payments to dealers are based on the average Net Asset Value of Class M shares attributable to shareholders for whom SMBC Friend and other dealers are designated as the dealer of record. The Principal Underwriter makes quarterly payments to dealers (including SMBC Friend) at the annual rate of up to 0.25% of the average Net Asset Value of Class M shares.

The Principal Underwriter also pays to SMBC Friend and other dealers, as additional compensation with respect to the sale of Class M shares, 0.65% of such average Net Asset Value of Class M shares.

The fees under Class M distribution plan are charged for the services provided both by the Principal Underwriter and the distributors of the shares.

For the fiscal year ending on June 30, 2016, the Fund paid fees under the distribution plan of $22,397 for Class M shares.

(D) Other Expenses:

The Fund pays all expenses not assumed by the Investment Management Company, including, without limitation, Trustees' fees, auditing, legal, custodial, investor servicing and shareholder reporting expenses, and payments under its distribution plans (which are in turn allocated to the relevant class of shares). The Fund also reimbursed the Investment Management Company for administrative services during fiscal 2016, including compensation of certain Fund officers and contributions to the Putnam Retirement Plan for their benefit. The total reimbursement is determined annually by the Trustees and was $9,825 for fiscal 2016.

Trustee responsibilities and fees
The Trustees are responsible for generally overseeing the conduct of Fund business. Subject to such policies as the Trustees may determine, the Investment Management Company furnishes a continuing investment program for the Fund and makes investment decisions on its behalf. Subject to the control of the Trustees, the Investment Management Company also manages the Fund’s other affairs and business.

The table below shows the value of each Trustee's holdings in the Fund and in all of the Putnam funds as of December 31, 2015.

Name of Trustee	Dollar range of Putnam Europe Equity	Aggregate dollar range of shares held in all
	Fund shares owned	of the Putnam funds overseen by Trustee

Liaquat Ahamed	$1-$10,000	over $100,000
Ravi Akhoury	$1-$10,000	over $100,000
Barbara M. Baumann	$1-$10,000	over $100,000
Jameson A. Baxter	$50,001-$100,000	over $100,000
Robert J. Darretta	$1-$10,000	over $100,000
Katinka Domotorffy	$1-$10,000	over $100,000
John A. Hill	over $100,000	over $100,000
Paul L. Joskow	$10,001-$50,000	over $100,000
Kenneth R. Leibler	$1-$10,000	over $100,000
Robert E. Patterson	$10,001-$50,000	over $100,000
George Putnam, III	$10,001-$50,000	over $100,000
W. Thomas Stephens	$1-$10,000	over $100,000
* Robert L. Reynolds	$1-$10,000	over $100,000

* Trustee who is an "interested person" (as defined in the Investment Company Act of 1940) of the fund and Putnam Management. Mr. Reynolds is deemed an "interested person" by virtue of his positions as an officer of the fund and Putnam Management. Mr. Reynolds is the President and Chief Executive Officer of Putnam Investments, LLC and President of your fund and each of the other Putnam funds. None of the other Trustees is an "interested person."

Each independent Trustee of the Fund receives an annual retainer fee and an additional fee for each Trustee meeting attended. Independent Trustees also are reimbursed for expenses they incur relating to their services as Trustees. All of the current Independent Trustees of the Fund are Trustees of all the Putnam funds and receive fees for their services.

The Trustees periodically review their fees to ensure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. The Board Policy and Nominating Committee, which consists solely of Independent Trustees of the Fund, estimates that committee and Trustee meeting time, together with the appropriate preparation, requires the equivalent of at least four business days per regularTrustee meeting. The standing committees of the Board of Trustees, and the number of times each committee met during the Fund’s most recently completed fiscal year, are shown in the table below:

Audit, Compliance and Distributions Committee	14
Board Policy and Nominating Committee	4
Brokerage Committee	3
Contract Committee	8
Executive Committee	1
Investment Oversight Committees

Investment Oversight Committee A	7
Investment Oversight Committee B	7
Pricing Committee	8

The following table shows the year each Trustee was first elected a Trustee of the Putnam funds, the fees paid to each Trustee by the Fund for fiscal 2016, and the fees paid to each Trustee by all of the Putnam funds for services rendered during calendar Year 2015:

COMPENSATION TABLE

Trustees/Year	Aggregate	Pension or retirement	Estimated annual	Total compensation
	compensation from the	benefits accrued as part	benefits from all	from all Putnam funds(2)
	Fund	of Fund expenses	Putnam funds upon
			retirement(1)

Liaquat Ahamed/2012	$1,274	N/A	N/A	$300,000
(3)

Ravi Akhoury/2009	$1,171	N/A	N/A	$275,000

Barbara M.	$1,274	N/A	N/A	$300,000
Baumann/2010(3)

Jameson A.	$1,929	$750	$110,533	$458,594
Baxter/1994 (3) (4)

Charles B. Curtis/2001	$144	$296	$113,917	$162,500
(5)

Robert J.	$1,363	N/A	N/A	$312,500
Darretta/2007(3)

Katinka	$1,274	N/A	N/A	$300,000
Domotorffy/2012(3)

John A. Hill/1985 (3)	$1,195	$1,340	$161,667	$281,250

Paul L. Joskow/1997(3)	$1,274	$514	$113,417	$300,000

Kenneth R.	$1,298	N/A	N/A	$318,750
Leibler/2006

Robert E.	$1,242	$829	$106,542	$306,250
Patterson/1984

George Putnam,	$1,363	$867	$130,333	$312,500
III/1984

W. Thomas	$1,274	$508	$107,125	$300,000
Stephens/1997(6)

Robert L.	N/A	N/A	N/A	N/A
Reynolds/2008(7)

(1) Estimated benefits for each Trustee are based on Trustee fee rates for calendar years 2003, 2004 and 2005.

(2) As of December 31, 2015, there were 117 funds in the Putnam family.

(3) Certain Trustees are also owed compensation deferred pursuant to a Trustee Compensation Deferral Plan. As of June 30, 2016, the total amounts of deferred compensation payable by the fund, including income earned on such amounts, to these Trustees were: Mr. Ahamed - $3,538; Ms. Baumann - $4,118; Ms. Baxter - $21,940; Mr. Darretta - $15,246; Ms. Domotorffy - $2,211; Mr. Hill - $44,275; and Dr. Joskow - $15,733.

(4) Includes additional compensation to Ms. Baxter for service as Chair of the Trustees of the Putnam funds.

(5) Mr. Curtis retired from the Board of Trustees of the Putnam funds on June 30, 2015.

(6) Mr. Stephens retired from the Board of Trustees of the Putnam funds on March 31, 2008. Upon his retirement in 2008, Mr. Stephens became entitled to receive annual retirement benefit payments from the funds commencing on January 15, 2009. Mr. Stephens was re-appointed to the Board of Trustees of the Putnam funds effective May 14, 2009, and in connection with his re-appointment, Mr. Stephens has agreed to suspend the balance of his retirement benefit payments for the duration of his service as a Trustee.

(7) Mr. Reynolds is an "interested person" of the fund and Putnam Management.

Under a Retirement Plan for Trustees of the Putnam funds (the “Plan”), each Trustee who retires with at least five years of service as a Trustee of the funds is entitled to receive an annual retirement benefit equal to one-half of the average annual attendance and retainer fees paid to such Trustee for calendar years 2003, 2004 and 2005. This retirement benefit is payable during a Trustee's lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. A death benefit, also available under the Plan, ensures that the Trustee and his or her beneficiaries will receive benefit payments for the lesser of an aggregate period of (i) ten years or (ii) such Trustee's total years of service.

The Plan Administrator (currently the Board Policy and Nominating Committee) may terminate or amend the Plan at any time, but no termination or amendment will result in a reduction in the amount of benefits (i) currently being paid to a Trustee at the time of such termination or amendment, or (ii) to which a current Trustee would have been entitled had he or she retired immediately prior to such termination or amendment. The Trustees have terminated the Plan with respect to any Trustee first elected to the Board after 2003.

The Investment Management Company places all orders for purchases and sales of Fund securities. The Investment Management Company is not permitted to consider sales of shares of the Fund (or of the other Putnam funds) as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

Brokerage commissions

The following table shows brokerage commissions paid during the fiscal years indicated:

Fiscal year	Brokerage commissions ($)

2016	436,045

2015	443,634

2014	396,160

The Fund has entered into an arrangement with the Investor Servicing Agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's expenses. The Fund also reduced expenses through brokerage service arrangements. For the fiscal year ending June 30, 2016, before the above noted expense reductions, the Fund's total other expenses were $1,162,332 including payments under its distribution plan but excluding Management Fees, investor servicing agent expenses and custodian expenses.

(5) Tax Treatment of Shareholders in Japan:

As of the filing date of this document, the tax treatment of Shareholders in Japan shall be as follows:

(1) Shares may be handled in a specified account of a financial instruments business operator which handles a specified account.

(2) Where received payment via a person in charge of handling payment in Japan, distributions to be made by the funds will be treated as ordinary distributions made by publicly offered, domestic share investment trusts.

(3) Where received payment via a person in charge of handling payment in Japan, distributions of funds to be paid to Japanese individual shareholders are subject to witholding tax at 20.315% (15.315% income tax and 5% residential tax) (20% (15% income tax and 5% residential tax) on and after January 1, 2038).

Japanese individual shareholders may file a tax declaration by selecting either consolidated tax treatment or self-assessed separate taxation treatment. No additional tax will be levied in addition to withholding tax where non tax declaration treatment is selected.

Where self-assessed separate taxation treatment is selected, distributions may be set off against transfer losses (including carried over losses) from the listed shares, etc.

(4) Distributions (including profits between the redemption amount and the amount equal to the capital of the fund on a certain reference currency basis) to be made by the fund to Japanese corporate shareholders, where received payment via a person in charge of handling payment in Japan, are subject to withholding tax at 15.315% (income tax only) (excluding certain public corporations, etc.). In certain cases, a report concerning payments will be filed with the chief of the tax office (15% on and after January 1, 2038). The provisions of Japanese tax laws allowing to make certain deductions from taxable income do not apply.

(5) Where Japanese individual shareholders transfer their shares by requesting repurchase or other method (including where the shares have been converted to shares of other clas), the transfer profits are subject to tax concerning transfer profits from the listed shares, etc., and the transfer profits or losses of shares will be subject to, in withholding tax selected account, withholding tax at 20.315% (15.315% income tax and 5% residential tax) (20% (15% income tax and 5% residential tax) on and after January 1, 2038). Transfer profits or losses of shares may be treated in separate taxation, in which the same taxation rate as the withholding taxation rate will apply. Where non tax declaration treatment is selected, no additional tax is levied in addition to withholding tax.

Transfer profits or losses may be set off against transfer profits or losses from certain other listed shares, etc. and distribution income, etc. from certain listed shares, etc. Where tax return is carried out, certain transfer losses may be carried over for three years from the following year.

(6) Where individual shareholders receive repurchase of the fund, as it is deemed to be a transfer concerning the repurchase of the fund, the same tax treatment as (5) will apply.

(7) A report of payments, in certain cases, will be filed with the chief of the tax office with respect to distributions and to transfer and repurchase payments to Japanese individual shareholders.

(8) Distributions from the Fund properly reported by the Fund as (i) “capital gain dividends”, (ii) “interest-related dividends” and (iii) “short-term capital gain dividends” (each as defined in the Code and subject to certain conditions) generally are not subject to withholding of U.S. federal income tax. Distributions from the Fund other than capital gain dividends, interest-related dividends and short-term capital gain dividends are generally subject to withholding of U.S. federal income tax at a reduced rate of 10% under the United States-Japan tax treaty. The amount withheld as U.S. federal income tax may be applied for foreign tax credit in Japan. Special tax rules may apply to distributions by the Fund of gain attributable to certain “U.S. real property interests.” Shareholders should consult their own tax advisor to determine the suitability of Shares of the Fund as an investment.

This Fund will be treated as a publicly offered, foreign share investment trust under the tax law; provided, that there is a possibility that other treatment may apply due to judgment by the tax authority in the future. Also, the taxation treatment described above is subject to other changes of law or practice.

The foregoing discussion regarding certain tax matters is very general and does not constitute tax advice. There may be other tax considerations applicable to shareholders in Japan, and each shareholder should seek advice on such Shareholder’s circumstances from an independent tax advisor.

5. STATUS OF INVESTMENT FUND

[ Pls. see the EXCEL sheet for this section. ]

II. MANAGEMENT AND ADMINISTRATION

1. PROCEDURES FOR SUBSCRIPTION (PURCHASES), ETC.:

a. Purchases in the United States

Investors residing in the United States can open a fund account with as little as $500. The minimum investment is waived if the investor makes regular investments weekly, semi-monthly, or monthly through automatic deductions from a bank checking or savings account. Although the Investment Management Company is currently waiving the minimum, it reserves the right to reject initial investments under the minimum at its discretion.

The Fund sells its shares at the offering price, which is the Net Asset Value (NAV) plus any applicable sales charge (Class A and Class M shares only). An investor’s financial representative or the Investor Servicing Agent generally must receive the investor’s completed buy order before the close of regular trading on the NYSE for investors’ shares to be bought at that day's offering price.

If investors participate in an employer-sponsored retirement plan that offers the Fund, they should consult their employer for information on how to purchase shares of the Fund through the plan, including any restrictions or limitations that may apply.

Mutual funds must obtain and verify information that identifies investors opening new accounts. If the Fund is unable to collect the required information, the Investor Servicing Agent may not be able to open an investor’s Fund account. Investors must provide their full name, residential or business address, U.S. Social Security or tax identification number, and date of birth. Entities, such as trusts, estates, corporations and partnerships, must also provide additional identifying documentation. The Investor Servicing Agent may share identifying information with third parties for the purpose of verification. If the Investor Servicing Agent cannot verify identifying information after opening an investor’s account, the Fund reserves the right to close the investor’s account at the then-current NAV, which may be more or less than the investor’s original investment, net of any applicable sales charges.

Also, the Fund may periodically close to new purchases of shares or refuse any order to buy shares if the Fund determines that doing so would be in the best interests of the Fund and its shareholders.

Purchasing additional shares
Once investors residing in the United States have an existing account, they can make additional investments at any time in any amount in the following ways:

- Through a financial representative. An investor’s representative will be responsible for furnishing all necessary documents to the Investor Servicing Agent, and may charge an investor for his or her services.

- Through Putnam’s Systematic Investing Program. Investors can make regular investments weekly, semi-monthly or monthly through automatic deductions from their bank checking or savings account.

- Via the Internet or phone. If an investor has an existing Putnam fund account and has completed and returned an Electronic Investment Authorization Form, the investor can buy additional shares online at putnam.com or by calling the Investor Servicing Agent at 1-800-225-1581.

- By mail. An investor may also request a book of investment stubs for the investor’s account. The investor would complete an investment stub and write a check for the amount the investor wishes to invest, payable to the Fund, then return the check and investment stub to the Investor Servicing Agent.

- By wire transfer. An investor may buy Fund shares by bank wire transfer of same-day funds. An Investor should call the Investor Servicing Agent at 1-800-225-1581 for wiring instructions. Any commercial bank can transfer same-day funds by wire. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund’s designated bank before the close of regular trading on the NYSE. An investor’s bank may charge investors for wiring same-day funds. Although the Fund’s designated bank does not currently charge investors for receiving same-day funds, it reserves the right to charge for this service. An investor cannot buy shares for employer-sponsored retirement plans by wire transfer.

Each share class of the Fund represents investments in the same portfolio of securities, but each class has its own sales charge and expense structure. Only Class M shares are offered in Japan. Here is a summary of Class M shares:

- Initial sales charge (in Japan) of up to 3.78% (3.50% without a consumption tax) of the net asset value of the Fund’s Class M shares (“Net Asset Value”).

- Lower sales charges available for investments of $50,000 or more

- No deferred sales charge

- Lower annual expenses, and higher dividends, than Class B or C shares (not offered in Japan) because of lower 12b-1 fees

- Higher annual expenses, and lower dividends, than class A shares (not offered in Japan) because of higher 12b-1 fees

- No conversion to Class A shares (not offered in Japan), so no reduction in future 12b-1 fees

- Orders for Class M shares of one or more Putnam funds, other than Class M shares sold to employer-sponsored retirement plans, will be refused when the total value of the purchase, plus existing account balances that are eligible to be linked under a right of accumulation for purchases of class A shares (not offered in Japan), is $1,000,000 or more. Investors considering cumulative purchases of $1,000,000 or more should consider whether Class A shares (not offered in Japan) would be more advantageous and consult their financial representative.

Initial sales charges for Class M shares*

	Sales charge as a percentage of *:

Amount of purchase at offering price ($)	Net amount invested	Offering price **

Under 50,000	3.63%	3.50%

50,000 but under 100,000	2.56	2.50

100,000 but under 250,000	1.52	1.50

250,000 but under 500,000	1.01	1.00

500,000 but under 1,000,000	1.01	1.00

1,000,000 and above	N/A***	N/A***

* Because of rounding in the calculation of offering price and the number of shares purchased, actual sales charges an investor pays may be more or less than these percentages.
** Offering price includes sales charge.
*** The Fund will not accept purchase orders for Class M shares (other than by employer-sponsored retirement plans) where the total of the current purchase, plus exisiting account balances that are eligible to be linked under a right of accumulation (as described below) is $1 million or more.

Reducing the Class M sales charge
The Fund offers two principal ways for investors to qualify for discounts on initial sales charges on Class M shares, often referred to as “breakpoint discounts”:

Right of accumulation. Investors can add the amount of their current purchases of Class M shares of the Fund and other Putnam funds to the value of the investor’s existing accounts in the Fund and other Putnam funds. Individuals can also include purchases by, and accounts owned by, their spouse and minor children, including accounts established through different financial representatives. For their current purchases, investors will pay the initial sales charge applicable to the total value of the linked accounts and purchases, which may be lower than the sales charge otherwise applicable to each of the investor’s current purchases. Shares of Putnam money market funds, other than money market fund shares acquired by exchange from other Putnam funds, are not included for purposes of the right of accumulation.

To calculate the total value of an investor’s existing accounts and any linked accounts, the Fund will use the higher of (a) the current maximum public offering price of those shares or (b) if an investor purchased the shares after December 31, 2007, the initial value of the total purchases, or, if an investor held the shares on December 31, 2007, the market value at maximum public offering price on that date, in either case, less the market value on the applicable redemption date of any of those shares that an investor has redeemed.

Statement of intention. A statement of intention is a document in which investors agree to make purchases of Class M shares in a specified amount within a period of 13 months. For each purchase investors make under the statement of intention, investors will pay the initial sales charge applicable to the total amount investors have agreed to purchase. While a statement of intention is not a binding obligation on investors, if investors do not purchase the full amount of shares within 13 months, the Fund will redeem shares from an investor’s account in an amount equal to the difference between the higher initial sales charge investors would have paid in the absence of the statement of intention and the initial sales charge investors actually paid.

Account types that may be linked with each other to obtain breakpoint discounts using the methods described above include:

- Individual accounts
- Joint accounts
- Accounts established as part of a retirement plan and IRA accounts (some restrictions may apply)
- Shares of Putnam funds owned through accounts in the name of an investor’s dealer or other financial intermediary (with documentation identifying beneficial ownership of shares)
- Accounts held as part of a Section 529 college savings plan managed by the Investment Management Company (some restrictions may apply)

In order to obtain a breakpoint discount, investors should inform their financial representative at the time investors purchase shares of the existence of other accounts or purchases that are eligible to be linked for the purpose of calculating the initial sales charge. The Fund or an investor’s financial representative may ask for records or other information about other shares held in an investor’s accounts and linked accounts, including accounts opened with a different financial representative. Restrictions may apply to certain accounts and transactions.

Additional reductions and waivers of sales charges. In addition to the breakpoint discount methods described above, sales charges may be reduced or waived under certain circumstances and for certain categories of investors. Investors may consult their financial representative or the Principal Underwriter for assistance.

Distribution plans and payments to dealers
Putnam funds are distributed primarily through dealers (including any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan administrator, and any other institution having a selling, services, or any similar agreement with the Principal Underwriter or one of its affiliates). In order to pay for the marketing of Fund shares and services provided to shareholders, the Fund has adopted distribution and service (12b-1) plans, which increase the annual operating expenses investors pay each year in certain share classes. The Principal Underwriter and its affiliates also make additional payments to dealers that do not increase an investor’s Fund expenses.

Distribution and service (12b-1) plans. The Fund’s 12b-1 plans provide for payments at annual rates (based on average net assets) of up to 1.00% on Class M shares. The Trustees currently limit payments on Class M shares to 0.75% of average net assets. Because these fees are paid out of the Fund’s assets on an ongoing basis, they will increase the cost of investors’ investment.

Payments to dealers. If an investor purchases shares through a dealer, the dealer generally receives payments from the Principal Underwriter representing some or all of the sales charges and distribution and service (12b-1) fees, if any.

The Principal Underwriter and its affiliates also pay additional compensation to selected dealers in recognition of their marketing support and/or program servicing (each of which is described in more detail below). These payments may create an incentive for a dealer firm or its representatives to recommend or offer shares of the Fund or other Putnam funds to its customers. These additional payments are made by the Principal Underwriter and its affiliates and do not increase the amount paid by an investor or the Fund.

The additional payments to dealers by the Principal Underwriter and its affiliates are generally based on one or more of the following factors: average net assets of a fund attributable to that dealer, sales or net sales of a fund attributable to that dealer, or reimbursement of ticket charges (fees that a dealer firm charges its representatives for effecting transactions in fund shares), or on the basis of a negotiated lump sum payment for services provided.

Marketing support payments are generally available to most dealers engaging in significant sales of Putnam fund shares. These payments are individually negotiated with each dealer firm, taking into account the marketing support services provided by the dealer, including business planning assistance, educating dealer personnel about the Putnam funds and shareholder financial planning needs, placement on the dealer’s preferred or recommended fund company list, and access to sales meetings, sales representatives and management representatives of the dealer, as well as the size of the dealer’s relationship with the Principal Underwriter. Although the total amount of marketing support payments made to dealers in any year may vary, on average, the aggregate payments are not expected, on an annual basis, to exceed 0.085% of the average net assets of Putnam’s retail mutual funds attributable to the dealers.

Program servicing payments, which are paid in some instances to dealers in connection with investments in the Fund through dealer platforms and other investment programs, are not expected, with certain limited exceptions, to exceed 0.20% of the total assets in the program on an annual basis. These payments are made for program or platform services provided by the dealer, including shareholder recordkeeping, reporting, or transaction processing, as well as services rendered in connection with dealer platform development and maintenance, fund/investment selection and monitoring, or other similar services.

Other Payments. The Principal Underwriter and its affiliates may make other payments (including payments in connection with educational seminars or conferences) or allow other promotional incentives to dealers to the extent permitted by SEC and U.S. National Association of Securities Dealers (“NASD”) (as adopted by The Financial Industry Regulatory Authority (FINRA)) rules and by other applicable laws and regulations. The Fund’s transfer agent may also make payments to certain dealers in recognition of subaccounting or other services they provide to shareholders or plan participants who invest in the Fund or other Putnam funds through their retirement plan. These payments are not expected, with certain exceptions for affiliated and unaffiliated entities, to exceed 0.13% of the total assets of such shareholders or plan participants in the Fund or other Putnam funds on an annual basis.

An investor may be eligible to buy Class M Shares at reduced sales charges. For fiscal year 2016 the Principal Underwriter received $4,649 in sales charges for Class M Shares, of which it retained $804. For the fiscal year 2016 the Fund received no monies in contingent deferred sales charges for Class M shares.

b. Sales in Japan

It is agreed and understood that the shares of the Fund shall be offered by the Distributor to non-U.S. persons in Japan only and not to any “U.S. Person”, as such person is defined below. In addition, if a shareholder becomes a U.S. Person after purchasing shares, the shareholder may hold shares continuously pursuant to the Account Agreement (as defined below) but may not purchase additional shares from the Distributor in Japan.

A “U.S. Person” means any of the following: (1) a citizen or resident of the United States for U.S. federal income tax purposes; (2) a corporation, partnership or other legal entity organized under the laws of the United States or any of its political subdivisions; and (3) any estate or trust which is subject to United States federal income taxation regardless of the source of its income. For purposes of this definition, the “United States” means the Unites States of America and any of its states, territories, possessions or the District of Columbia.

In Japan, shares of the Fund are offered on any day that is both a Fund Business Day and any business day of securities companies in Japan during the Subscription Period mentioned in "7. Period of Subscription, Part I Information Concerning Securities" of a securities registration statement pursuant to the terms set forth in "Part I. Information Concerning Securities" of the relevant securities registration statement. The Sales Handling Company shall provide to the investors a contract Concerning a Foreign Securities Transactions Account and other prescribed contracts (the “Account Agreement”) and receive from such investors an application for requesting the opening of a transactions account under the Account Agreement. The purchase shall be made in the minimum investment amount of 100 shares. Purchases may be made in integral multiples of 10 shares.

The issue price for shares shall be, in principle, the Net Asset Value per Share next calculated on the day on which the Fund has received such application. The Trade Day in Japan is the day when the Sales Handling Company confirms the execution of the order (ordinarily the business day in Japan next following the placement of orders), and the payment and delivery shall be made on the fourth Fund Business Day after and including the Trade Day. The sales charge applicable to Class M Shares in Japan shall be 3.78% (3.5% without a consumption tax) of the Net Asset Value of such shares. From such amount, 0.50% of the amount calculated by dividing the Net Asset Value by (1-0.035) and rounded to three decimal places shall be retained by the Principal Underwriter of the Fund.

The investors having entrusted a Sales Handling Company with safekeeping of the certificates for Fund shares will receive a Trade Balance Report on the Shares. In such case payment shall be made in Yen in principle and the applicable exchange rate shall be the foreign exchange rate quoted in the Tokyo Foreign Exchange Market on the applicable Trade Day, which shall be determined by such Sales Handling Company. The payment may be made in U.S. Dollars to the extent that the Sales Handling Company can agree.

In addition, Sales Handling Companies in Japan who are members of the Japan Securities Dealers' Association cannot continue sales of the Shares in Japan when the net assets of the Fund are less than JPY 100,000,000 or the Shares otherwise cease to comply with the “Standards of Selection of Foreign Investment Fund Securities” contained in the “Regulations Concerning the Transactions of Foreign Securities” established by the Association.

2. PROCEDURES FOR REPURCHASE OF SHARES, ETC.:

a. Repurchase or exchange in the United States

Investors residing in the United States can sell their shares back to the Fund or exchange them for shares of another Putnam fund any day the NYSE is open, either through their financial representative or directly to the Fund.

If an investor redeems shares shortly after purchasing them, the redemption payment for the shares may be delayed until the Fund collects the purchase price of shares, which may be up to 10 calendar days after the purchase date.

Regarding exchanges, not all Putnam funds offer all classes of shares or may be open to new investors residing in the United States. If an investor exchanges shares otherwise subject to a deferred sales charge, the transaction will not be subject to the deferred sales charge. When an investor redeems the shares acquired through the exchange, however, the redemption may be subject to the deferred sales charge, depending upon when and from which fund the investor originally purchased the shares. The deferred sales charge will be computed using the schedule of any fund into or from which the investor has exchanged shares that would result in the investor paying the highest deferred sales charge applicable to the investor’s class of shares. For purposes of computing the deferred sales charge, the length of time the investor has owned the shares will be measured from the date of original purchase, unless the investor originally purchased the shares from another Putnam fund that does not directly charge a deferred sales charge, in which case the length of time the investor has owned the shares will be measured from the date the investor exchanges those shares for shares of another Putnam fund that does charge a deferred sales charge, and will not be affected by any subsequent exchanges among funds.

Selling or exchanging shares through an investor’s financial representative. An investor’s representative must receive the investor's request in proper form before the close of regular trading on the NYSE for the investor to receive that day's NAV, less any applicable deferred sales charge. An investor’s representative will be responsible for furnishing all necessary documents to the Investor Servicing Agent on a timely basis and may charge the investor for his or her services.

Selling or exchanging shares directly with the Fund. The Investor Servicing Agent must receive an investor's request in proper form before the close of regular trading on the NYSE in order to receive that day's NAV, less any applicable deferred sales charge.

By mail. Investors may send a letter of instruction signed by all registered owners or their legal representatives to the Investor Servicing Agent. If an investor has certificates for the shares the investor wants to sell or exchange, the investor must return them unendorsed with the investor’s letter of instruction.

By telephone. An investor may use Putnam's telephone redemption privilege to redeem shares valued at less than $100,000 unless the investor has notified the Investor Servicing Agent of an address change within the preceding 15 days, in which case other requirements may apply. Unless an investor indicates otherwise on the account application, the Investor Servicing Agent will be authorized to accept redemption instructions received by telephone. A telephone exchange privilege is currently available for amounts up to $500,000. Sale or exchange of shares by telephone is not permitted if there are certificates for an investor’s shares. The telephone redemption and exchange privileges may be modified or terminated without notice.

Via the Internet. An investor may also exchange shares via the Internet at putnam.com/individual.

Shares held through an employer’s retirement plan. For information on how to sell or exchange shares of the Fund that were purchased through an employer’s retirement plan, including any restrictions and charges that the plan may impose, investors are asked to please consult their employer.

Additional requirements. In certain situations, for example, if an investor sells shares with a value of $100,000 or more, the signatures of all registered owners or the investor's legal representatives must be guaranteed by a bank, broker-dealer or certain other financial institutions. In addition, the Investor Servicing Agent usually requires additional documents for the sale of shares by a corporation, partnership, agent or fiduciary, or surviving joint owner. For more information concerning Putnam's signature guarantee and documentation requirements, investors are asked to contact the Investor Servicing Agent.

The Fund also reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. The Fund into which an investor would like to exchange may also reject an investor’s exchange. These actions may apply to all shareholders or only to those shareholders whose exchanges the Investment Management Company determines are likely to have a negative effect on the Fund or other Putnam funds. Investors are asked to consult the Investor Servicing Agent before requesting an exchange. Investors should ask their financial representatives or the Investor Servicing Agent for prospectuses of other Putnam funds. Some Putnam funds are not available in all states in the United States.

Deferred sales charges for certain class M shares. A deferred sales charge of 0.65% may apply to Class M shares purchased without a sales charge for certain rollover IRA accounts if redeemed within one year of purchase.

Deferred sales charges will be based on the lower of the shares’ cost and current NAV. Shares not subject to any charge will be redeemed first, followed by shares held longest. You may sell shares acquired by reinvestment of distributions without a charge at any time.

Payment Information. The Fund generally sends an investor payment for the investor's shares the business day after the investor’s request is received. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by U.S. federal securities laws. Investors will not receive interest on uncashed redemption checks. Redemption proceeds may be paid in securities or other property rather than in cash.

Redemption by the Fund. If an investor owns fewer shares than the minimum set by the Trustees (presently 20 shares), the Fund may redeem the investor's shares without the investor's permission and send the investor the proceeds after providing the investor with at least 60 days’ notice to attain the minimum. To the extent permitted by applicable law, the Fund may also redeem shares if an investor owns more than a maximum amount set by the Trustees. There is presently no maximum, but the Trustees could set a maximum that would apply to both present and future shareholders.

Policy on excessive short-term trading
Risks of excessive short-term trading. Excessive short-term trading activity may reduce the Fund’s performance and harm all Fund shareholders by interfering with portfolio management, increasing the Fund’s expenses and diluting the Fund’s Net Asset Value. Depending on the size and frequency of short-term trades in the Fund’s shares, the Fund may experience increased cash volatility, which could require the Fund to maintain undesirably large cash positions or buy or sell portfolio securities it would not have bought or sold otherwise. The need to execute additional portfolio transactions due to these cash flows may also increase the Fund’s brokerage and administrative costs and, for investors in taxable accounts, may increase taxable distributions received from the Fund.

Because the Fund invests in non-U.S. securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the Fund’s investments that result from events occurring after the close of the non-U.S. markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the Fund determines its Net Asset Value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.

When the Fund invests in securities that may trade infrequently or may be more difficult to value, such as securities of smaller companies, it may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the Fund’s investments. In addition, the market for securities of smaller companies may at times show “market momentum,” in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the Fund’s shares, which will reduce the Fund’s performance and may dilute the interests of other shareholders. Because securities of smaller companies may be less liquid than securities of larger companies, the Fund may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the Fund holds other types of less liquid securities, including below-investment-grade bonds.

Fund policies. In order to protect the interests of long-term shareholders of the Fund, the Investment Management Company and the Fund’s Trustees have adopted policies and procedures intended to discourage excessive short-term trading. The Fund seeks to discourage excessive short-term trading by using fair value pricing procedures to value investments under some circumstances. In addition, the Investment Management Company monitors activity in those shareholder accounts about which it possesses the necessary information in order to detect excessive short-term trading patterns and takes steps to deter excessive short-term traders.

Accounting monitoring. The Investment Management Company’s Compliance Department currently uses multiple reporting tools to detect short-term trading activity occurring in accounts for investors held directly with the Putnam funds as well as within accounts held through certain financial intermediaries. The Investment Management Company measures excessive short-term trading in the Fund by the number of “round trip” transactions above a specified dollar amount within a specified period of time. A “round trip” transaction is defined as a purchase or exchange into a fund followed, or preceded by, a redemption or exchange out of the same fund. Generally, if an investor has been identified as having completed two “round trip” transactions with values above a specified amount within a rolling 90-day period, the Investment Management Company will issue the investor and/or his or her financial intermediary, if any, a written warning. The Investment Management Company’s practices for measuring excessive short-term trading activity and issuing warnings may change from time to time. Certain types of transactions are exempt from monitoring, such as those in connection with systematic investment or withdrawal plans and reinvestment of dividend and capital gain distributions.

Account restrictions. In addition to these monitoring practices, the Investment Management Company and the Fund reserve the right to reject or restrict purchases or exchanges for any reason. Continued excessive short-term trading activity by an investor or intermediary following a warning may lead to the termination of the exchange privilege for that investor or intermediary. The Investment Management Company or the Fund may determine that an investor’s trading activity is excessive or otherwise potentially harmful based on various factors, including an investor’s or financial intermediary’s trading history in the Fund, other Putnam funds or other investment products, and may aggregate activity in multiple accounts in the Fund or other Putnam funds under common ownership or control for purposes of determining whether the activity is excessive. If the Fund identifies an investor or intermediary as a potential excessive trader, it may, among other things, require future trades to be submitted by mail rather than by phone or over the Internet, impose limitations on the amount, number, or frequency of future purchases or exchanges, or temporarily or permanently bar the investor or intermediary from investing in the Fund or other Putnam funds. The Fund may take these steps in its discretion even if the investor’s activity does not fall within the Fund’s current monitoring parameters.

Limitations on the Fund’s policies. There is no guarantee that the Fund will be able to detect excessive short-term trading in all accounts. For example, the Investment Management Company currently does not have access to sufficient information to identify each investor's trading history, and in certain circumstances there are operational or technological constraints on its ability to enforce the Fund's policies. In addition, even when the Investment Management Company has sufficient information, its detection methods may not capture all excessive short-term trading.

In particular, many purchase, redemption and exchange orders are received from financial intermediaries that hold omnibus accounts with the Fund. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among retirement plans and financial intermediaries such as brokers, advisers and third-party administrators. The Fund is generally not able to identify trading by a particular beneficial owner within an omnibus account, which makes it difficult or impossible to determine if a particular shareholder is engaging in excessive short-term trading. The Investment Management Company monitors aggregate cash flows in omnibus accounts on an ongoing basis. If high cash flows or other information indicate that excessive short-term trading may be taking place, the Investment Management Company will contact the financial intermediary, plan sponsor or recordkeeper that maintains accounts for the beneficial owner and attempt to identify and remedy any excessive trading. However, the Fund's ability to monitor and deter excessive short-term traders in omnibus accounts ultimately depends on the capabilities and cooperation of these third-party financial firms. A financial intermediary or plan sponsor may impose different or additional limits on short-term trading.

b. Repurchase in Japan

Shareholders in Japan may at any time request repurchase of their Shares. Repurchase requests in Japan may be made to Investor Servicing Agent through the Sales Handling Company on a Fund Business Day that is a business day of the distributor in Japan without a contingent deferred sales charge. The repurchase shall be made in integral multiples of 10 shares.

The price a shareholder in Japan will receive is the next Net Asset Value calculated after the Fund receives the repurchase request from SMBC Friend, provided the request is received before the close of regular trading on the NYSE. The payment of the price shall be made in Yen through the Sales Handling Company pursuant to the Account Agreement or, if the Sales Handling Company agrees, in U.S. Dollars. The payment for repurchase proceeds shall be made on the fourth business day of securities companies in Japan after and including the Trade Day.
(Any repurchase charges including the Fund’s short-term trading fee will not be imposed on shareholders whose shares are held through SMBC Friend under the Account Agreement in Japan.)

c. Suspension of Repurchase
The Fund may not suspend shareholders' right of redemption, or postpone payment for more than seven days, unless the NYSE is closed for other than customary weekends or holidays, or if permitted by the rules of the SEC during periods when trading on the NYSE is restricted or during any emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the SEC for protection of investors.

3. OUTLINE OF MANAGEMENT, ETC. OF ASSETS:

(1) Valuation of Assets:
The price of the Fund’s shares is based on its Net Asset Value (NAV). The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the scheduled close of regular trading on the NYSE each day the exchange is open.

The Fund values its investments for which market quotations are readily available at market value. It values all other investments and assets at their fair value, which may differ from recent market prices. For example, the Fund may value a stock at its fair value when the relevant exchange closes early or trading in the stock is suspended. It may also value a stock at fair value if recent transactions in the stock have been very limited or if, in the case of a security traded on a market that closes before the NYSE closes, material information about the issuer becomes available after the close of the relevant market.

The Fund translates prices for its investments quoted in non-U.S. currencies into U.S. dollars at current exchange rates, which are generally determined as of 4:00 p.m. Eastern time each day the NYSE is open. As a result, changes in the value of those currencies in relation to the U.S. Dollar may affect the Fund’s NAV. Because non-U.S. markets may be open at different times than the NYSE, the value of the Fund’s shares may change on days when shareholders are not able to buy or sell them. Many securities markets and exchanges outside the U.S. close before the close of the NYSE, and, therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. As a result, the Fund has adopted fair value pricing procedures, which, among other things, require the Fund to fair value non-U.S. equity securities if there has been a movement in the U.S. market that exceeds a specified threshold. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices will be used by the Fund to a significant extent. As noted above, the value determined for an investment using the Fund’s fair value pricing procedures may differ from recent market prices for the investment.

If the Investment Management Company identifies a pricing error in the Fund's Net Asset Value calculation, a corrective action may be taken in accordance with the Investment Management Company's pricing procedures.

(2) Custody:

Share certificates shall be held by shareholders at their own risk.

The custody of the Share certificates (if issued) representing Shares sold to Japanese shareholders shall, unless otherwise instructed by the shareholder, be held, in the name of the custodian, by the custodian of SMBC Friend. The Sales Handling Company shall deliver to Japanese shareholders a Trade Balance Report on the Shares.

(3) Duration of existence:
Unless terminated, the Fund shall continue without limitation of time.

(4) Accounting Period:
The accounts of the Fund will be closed each year on June 30.

(5) Miscellaneous:

a. Liquidation
The Fund or any series or class of any series may be terminated at any time (i) by the Trustees by written notice to the Shareholders of the Fund or to the Shareholders of the particular series or class, as the case may be, or (ii) by the affirmative vote of the lesser of (1) more than 50% of the outstanding Shares of each series or class entitled to vote, or (2) 67% or more of the Shares of each series or class entitled to vote and present at a meeting called for this purpose if more than 50% of the outstanding Shares of each series or class entitled to vote are present at the meeting in person or by proxy.

b. Authorized Shares:
There is no prescribed authorized number of Shares, and Shares may be issued from time to time.

c. Issue of Warrants, Subscription Rights, etc.:
The Fund may not grant privileges to purchase shares of the Fund to shareholders or investors by issuing warrants, subscription rights or options, or other similar rights.

d. The Procedures Concerning Amendments, etc. to Bylaws and Agreements Concluded Between the Related Companies:

(i) Agreement and Declaration of Trust:

Originals or copies of the Agreement and Declaration of Trust, as amended are maintained in the office of the Fund and are made available for public inspection for the Shareholders. Originals or copies of the Agreement and Declaration of Trust, as amended are on file in the United States with the Secretary of State of The Commonwealth of Massachusetts and with the Clerk of the City of Boston.

The Agreement and Declaration of Trust may be amended at any time by an instrument in writing signed by a majority of the then Trustees when authorized to do so by vote of Shareholders, provided that Shareholder authorization shall not be required in the case of any amendment (i) having the purpose of changing the name of the Fund or of supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision contained in the Agreement and Declaration of Trust or (ii) which is determined by the Trustees in their sole discretion not to have a material adverse effect on the Shareholders of the any series or class of Shares.

In Japan, where the Agreement and Declaration of Trust is to be amended and the amendment is significant, etc., the Fund shall notify in writing the shareholders known in Japan of contents of the amendment and the reasons for the amendment, etc. before such amendment.

(ii) Bylaws:

The Bylaws may be amended or repealed, in whole or in part, by a majority of the Trustees then in office at any meeting of the Trustees, or by one or more writings signed by such a majority.

(iii) Management Contract

The Management Contract shall not be amended unless such amendment be approved at a meeting by the affirmative vote of a majority of the outstanding shares of the Fund, and by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Fund who are not interested persons of the Fund or of the Manager.

(iv) Master Custodian Agreement

The Master Custodian Agreement with State Street Bank and Trust Company shall become effective as of its execution and shall continue in full force and effect for an initial term of four (4) years from the date thereof, and shall automatically renew for additional consecutive three (3) year terms, unless either party gives one hundred eighty (180) days' prior written notice to the other of its intent not to renew. If the Agreement is terminated (the effective date of such termination being referred to as the "Termination Date"), the Custodian shall, at the reasonable request of the funds, and subject to the consent of the Custodian (which consent shall not be unreasonably withheld or delayed), continue to provide services thereunder for a period (the "Extension Period") not to exceed ninety (90) days from the Termination Date, and the compensation payable to the Custodian for its services and expenses during such Extension Period shall not exceed one hundred and five percent (105%) (per annum) of the compensation last agreed upon by each fund and the Custodian and in effect immediately prior to the Termination Date.

(v) Amended and Restated Investor Servicing Agreement

The Amended and Restated Investor Servicing Agreement shall continue indefinitely until terminated by not less than ninety (90) days prior written notice given by the Fund to the Investor Servicing Agent, or by not less than six (6) months prior written notice given by the Investor Servicing Agent to the Fund.

In the event that in connection with any such termination a successor to any of the Investor Servicing Agent's duties or responsibilities under the Amended and Restated Investor Servicing Agreement is designated by the Fund by written notice to the Investor Servicing Agent, the Investor Servicing Agent will cooperate fully in the transfer of such duties and responsibilities, including provision for assistance by the Investor Servicing Agent's personnel in the establishment of books, records and other data by such successor. The Fund will reimburse the Investor Servicing Agent for all expenses incurred by the Investor Servicing Agent in connection with such transfer.

(vi) Master Sub-Accounting Servicing Agreement

The Master Sub-Accounting Servicing Agreement takes effect upon its execution and remains in full force for an initial term of seven (7) years from the date of execution, and shall automatically renew for additional consecutive three (3) year terms, unless either party gives one hundred eighty (180) days' prior written notice to the other of its intent not to renew. The Agreement shall be modified or amended from time to time by mutual written agreement of the parties to the Agreement.

(vii) Sub-Advisory Contract

The Sub-Advisory Contract may be terminated without penalty by vote of the Trustees or the shareholders of the Fund, or by the Investment Management Company, the Sub-Investment Management Company, or the Sub-Advisory Company, on not more than 60 days’ notice nor less than 30 days’ written notice. The Sub-Advisory Contract also terminates without penalty in the event of its assignment or upon the termination of the Investment Management Company’s Management Contract with the Fund or the termination of the Sub-Investment Management Company’s Sub-Management Contract with the Fund, if, with respect to an allocated sleeve for which the Sub-Investment Management Company has contracted with the Sub-Advisory Company, it terminates. The Sub-Advisory Contract provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders and, in either case, by a majority of the Trustees who are not “interested persons” of the Investment Management Company or the Fund. Subject to applicable law, the Sub-Advisory Contract may be amended by a majority of the Trustees who are not “interested persons” of the Investment Management Company or the Fund. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a “majority of the outstanding voting securities” as defined in the Investment Company Act of 1940.

(viii) Sub-Management Contract

The Sub-Management Contract may be terminated without penalty by vote of the Trustees or the shareholders of the Fund, or by the Investment Management Company or the Sub-Investment Management Company, on not more than 60 days’ notice nor less than 30 days’ written notice. The Sub-Management Contract also terminates without penalty in the event of its assignment or upon the termination of the Investment Management Company’s Management Contract with the Fund. The Sub-Management Contract provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders and, in either case, by a majority of the Trustees who are not “interested persons” of the Investment Management Company or the Fund. Subject to applicable law, the Sub-Management Contract may be amended by a majority of the Trustees who are not “interested persons” of the Investment Management Company or the Fund. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a “majority of the outstanding voting securities” as defined in the 1940 Act.

(ix) Japan Dealer Sales Contract

Either party to the Contract may terminate the Dealer Sales Contract, without cause, upon thirty (30) days’ written notice to the other party. Either party to the Contract may also terminate the Contract for cause upon the violation by the other party of any of the provisions of the Contract, such termination to become effective on the date such notice of termination is mailed to the other party.

(x) Agent Securities Company Agreement

The Agreement shall be effective until terminated upon notice, thirty (30) days’ prior to the termination date, in writing to the other party to the Agreement, to the addresses listed in the Agreement, subject to the appointment of a successor agent securities company for the Fund in Japan insofar as such appointment is required in Japan.

4. RIGHTS OF SHAREHOLDERS, ETC.:

(1) Rights of Shareholders, etc.

Shareholders must register their shares in their own name in order to exercise directly their rights as Shareholders. Therefore, the Shareholders in Japan who entrust the custody of their Shares to the Sales Handling Company cannot directly exercise their Shareholder rights, because their Shares are registered in the name of the custodian. Shareholders in Japan may have the Sales Handling Company exercise their rights on their behalf in accordance with the Account Agreement with the Sales Handling Company.

Shareholders in Japan who do not entrust the custody of their Shares to the Sales Handling Companies may exercise their rights in accordance with their own arrangement under their own responsibility.
The major rights enjoyed by Shareholders are as follows:

(i) Voting rights

Each share has one vote, with fractional shares voting proportionally. Shares of all classes will vote together as a single class except when otherwise required by law or as determined by the Trustees. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, if the Fund were liquidated, would receive the net assets of the Fund.

The Fund may suspend the sale of shares at any time and may refuse any order to purchase shares. Although the Fund is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust.

(ii) Repurchase rights

Shareholders are entitled to request repurchase of Shares at their Net Asset Value at any time.

(iii) Rights to receive dividends

Shareholders will generally receive any distributions from net investment income and any net realized capital gains at least annually. Distributions from net investment income, if any, are expected to be small. Distributions from capital gains are made after applying any available capital loss carryovers.

Shareholders may choose to reinvest distributions, capital gains or both in additional shares of the Fund or other Putnam funds, or they may receive them in cash in the form of a check or an electronic deposit to a bank account. Investors in Japan must receive all distributions in cash.

(iv) Right to receive distributions upon dissolution

Shareholders of the Fund are entitled to receive distributions upon dissolution in proportion to the number of shares then held by them, except as otherwise required.

(v) Right to inspect accounting books and the like

Shareholders are entitled to inspect the Agreement and Declaration of Trust in the offices of the Secretary of the Commonwealth of Massachusetts, the accounting books at the discretion of the Court and the minutes of any shareholders' meetings.

(vi) Right to transfer shares

Shares are transferable without restriction except as limited by applicable law.

(vii) Rights with respect to the U.S. registration statement

If, under the 1933 Act, there is, at any time it became effective, any material false or misleading statement in the U.S. registration statement, or any omission of any material statement required to be stated therein or necessary to cause the statements made therein to be materially misleading, shareholders are generally entitled to institute a lawsuit, against the person who had signed the relevant Registration Statement, the trustees of the issuer (or any person placed in the same position), any person involved in preparing such Statement or any underwriter of the relevant shares.

(2) Foreign Exchange Control in United States

In the United States, there are no foreign exchange control restrictions on remittance of dividends or repurchase money of the Shares to Japanese shareholders.

(3) Agent in Japan

Mori Hamada & Matsumoto
Marunouchi Park Building,
6-1, Marunouchi 2-chome
Chiyoda-ku, Tokyo

The foregoing law firm is the true and lawful agent of the Fund to represent and act for the Fund in Japan for the purposes of:

a. the receipt of any and all communications, claims, actions, proceedings and processes as to matters involving problems under the laws and the rules and regulations of the JSDA; and
b. representation in and out of court in connection with any and all disputes, controversies or differences regarding the transactions relating to the public offering, sale and repurchase in Japan of the Shares of the Fund.

The agent for registration with the Director of Kanto Local Finance Bureau of the Ministry of Finance of the public offering as well as for the ongoing disclosure, and the agent with the Financial Services Agency, is each of the following persons:
Ken Miura
Attorney-at-law
Mori Hamada & Matsumoto
Marunouchi Park Building,
6-1, Marunouchi 2-chome
Chiyoda-ku, Tokyo

(4) Jurisdiction

The Fund acknowledges that the following court shall have jurisdiction over litigations related to transactions in the Shares of the Fund acquired by Japanese investors.

Tokyo District Court
1-4, Kasumigaseki 1-chome
Chiyoda-ku, Tokyo

Enforcement Proceedings of a final and definitive judgment on such litigation will be conducted in accordance with the applicable laws of the relevant jurisdiction.

III. FINANCIAL CONDITION OF THE FUND

1. FINANCIAL STATEMENTS

[Audited financial accounts of the Fund shall be incorporated in the Japanese Securities Registration Statement.]

2. CURRENT CONDITIONS OF THE FUND[to be updated]

Statement of Net Assets [Pls. see the EXCEL for the information.]

IV. SUMMARY OF INFORMATION CONCERNING FOREIGN INVESTMENT FUND

SECURITIES

1. Transfer of the Shares
The transfer agent for the registered share certificates is Putnam Investor Services, Inc., with an address of One Post Office Square, Boston, MA 02109, U. S. A.
The Japanese investors who entrust the custody of their shares to the Distributor or a Sales Handling Company shall have their shares transferred under the responsibility of such company, and the other investors shall make their own arrangements.

No fee is chargeable for the transfer of shares.

2. There are no annual shareholders' meetings. Special shareholders' meetings may be held from time to time as required by the Agreement and Declaration of Trust and the 1940 Act.

3. No special privileges are granted to Shareholders.
The acquisition of Shares by any person may be restricted.

PART III. SPECIAL INFORMATION

I. OUTLINE OF THE INVESTMENT MANAGEMENT COMPANY

1. OUTLINE OF THE INVESTMENT MANAGEMENT COMPANY

The description in this item is same as the description in “Part II. Information Concerning the Fund, I. Description of the Fund, 1. Nature of the Fund, (3) Structure of the Fund, (iv) Investment Management Company” in Part II above.

2. DESCRIPTION OF BUSINESS AND OUTLINE OF OPERATION

The Investment Management Company is engaged in the business of providing investment management and investment advisory services to mutual funds. As of the end of October 2016 the Investment Management Company managed, advised, and/or administered the following 115 funds and fund portfolios (having an aggregate Net Asset Value of nearly $70.9 billion (unaudited)):

Country where Funds are	Principal Characteristic	Number of Funds	Net Asset Value
established or managed			(million dollars USD)

	Closed End Type Bond Fund	6	$2,221.27

	Open End Type Balanced Fund	11	$6,922.15
U.S.A.
	Open End Type Bond Fund	36	$23,203.81

	Open End Type Equity Fund	62	$38,575.84

	Total	115	$70,923.07

3. FINANCIAL CONDITIONS OF THE INVESTMENT MANAGEMENT COMPANY

[Japanese translation of the audited financial statement shall be attached to the Japanese version of the securities registration statement.]

4. RESTRICTION ON TRANSACTIONS WITH INTERESTED PARTIES

Portfolio securities of the Fund may not be purchased from, sold or loaned to any Trustee of the Fund, the Investment Management Company, acting as investment adviser of the Fund, or any affiliate thereof or any of their directors, officers, or employees, or any major shareholder thereof (meaning a shareholder who holds, to the actual knowledge of the Investment Management Company, on his own account whether in his own or other name (as well as a nominee's name), 10% or more of the total issued outstanding shares of such a company) acting as principal or for their own account unless the transaction is made within the investment restrictions set forth in the Fund's prospectus and statement of additional information and is consistent with the Fund’s current policy pursuant to rule 17a-7 under the 1940 Act.

5. MISCELLANEOUS

(1) Election and Removal of Directors

Directors of the Investment Management Company are elected to office or removed from office by vote of either stockholders or directors, in accordance with Articles of Organization and By-Laws of the Investment Management Company.

(2) Election and Removal of Officers
Officers are appointed by the Board of Directors. The Board of Directors may remove any officer without cause.

(3) Supervision by SEC of Changes in Directors and Certain Officers
The Investment Management Company files certain reports with the SEC in accordance with Sections 203 and 204 of the Investment Advisers Act of 1940, which list and provide certain information relating to directors and officers of the Investment Management Company. Under Section 9 (b) of the Investment Company Act of 1940, the SEC may prohibit the directors and officers from remaining in office if the SEC judges that such directors and officers have willfully violated any provision of the federal securities law.

(4) Amendment to the Limited Liability Company Agreement, Transfer of Business and Other Important Matters.

(i) Articles of Organization of the Investment Management Company may be amended, under the Delaware Limited Liability Company Act, by appropriate shareholders’ vote.

(ii) Under the Delaware Limited Liability Company Act, transfer of business requires a vote of 2/3 of the stockholders entitled to vote thereon.

(iii) The Investment Management Company has no direct subsidiaries.

(5) Litigation and Other Significant Events
Not applicable.

II. OUTLINE OF THE OTHER RELATED COMPANIES

1. NAMES, AMOUNT OF CAPITAL AND DESCRIPTION OF BUSINESS

(1) “Investor Servicing Agent”

Name:	Putnam Investor Services, Inc.

Amount of Capital:	U.S. $10,129,512 * (unaudited) (approximately JPY1.1 billion) as of the end of October 2016
* Consists of all components of equity and Parent Company relationship.

Description of	Putnam Investor Services, Inc. is a Massachusetts corporation and an
Business:	indirect wholly-owned subsidiary of Putnam Investments, LLC, the parent of the Investment Management Company. Putnam Investor
Services, Inc. has been providing investor servicing agent services to mutual funds, including the Fund, since January 1, 2009.

(2) “Principal Underwriter”

Name:	Putnam Retail Management Limited Partnership

Amount of Capital:	U.S. $90,368,552 * (unaudited) (approximately JPY9.5 billion) as of the end of October 2016
* Consists of all components of equity. Excludes Parent Company relationship.

Description of	Putnam Retail Management Limited Partnership is the Principal
Business:	Underwriter of the shares of Putnam Funds including the Fund.

(3) “Sub-Investment Management Company”

Name:	Putnam Investments Limited

Amount of Capital:	U.S. $24,739,454 * (unaudited) (approximately JPY2.6 billion) as of the end of October 2016

* Consists of figure reported to FCA (UK Regulatory Accounting) on a quarterly basis, translated into US Dollars. On non-quarter-end months, consists of the prior quarter’s reported figure rolled forward to include quarter-to-date income or loss.

Description of	The Sub-Investment Management Company is a United Kingdom
Business:	corporation and an affiliate of the Investment Management Company.
The Sub-Investment Management Company provides a full range of international investment advisory services to institutional and retail clients.

(4) “Sub-Advisory Company”

Name:	The Putnam Advisory Company, LLC

Amount of Capital:	U.S. $90,600,006 * (unaudited) (approximately JPY9.5 billion) as of the end of October 2016
* Consists of all components of equity and Parent Company relationship.

Description of	The Sub-Advisory Company is an affiliate of the Investment
Business:	Management Company and the Sub-Investment Management
Company. The Sub-Advisory Company provides financial services to institutions and individuals through separately-managed accounts and pooled investment vehicles.

(5) “Custodian and Sub-Accounting Agent”

Name:	State Street Bank and Trust Company

Amount of Capital:	Total consolidated shareholder's equity: U.S. $21,806,653 thousand
(JPY2.2 trillion) as of the end of June 2016

Description of	State Street Bank and Trust Company is a Massachusetts trust
Business:	company and is a wholly-owned subsidiary of State Street Bank
Holding Company. State Street Bank and Trust Company has been providing custody services to mutual funds since 1924 and to the Fund since January 2007.

(6) “Distributor in Japan and Agent Company”

Name:	SMBC Friend Securities Co., Ltd.

Amount of Capital:	JPY27.27 billion as of the end of October 2016

Description of	SMBC Friend Securities Co., Ltd has been registered under the
Business:	Financial Instruments and Exchange Law and engages in the First
Category Financial Instruments business in Japan.

2. OUTLINE OF BUSINESS RELATIONSHIP WITH THE FUND

(1) “Investor Servicing Agent”
Putnam Investor Services, Inc. provides transfer agent services and shareholder services to the Fund.

(2) “Principal Underwriter”
Putnam Retail Management Limited Partnership provides marketing services to the Fund.

(3) “Sub-Investment Management Company”
The Sub-Investment Management Company provides investment advisory services for a portion of the Fund’s assets as determined by the Investment Management Company.

(4) “Sub-Advisory Company”
The Sub-Advisory Company provides investment advisory services for a portion of the Fund’s assets as determined by the Investment Management Company and the Sub-Investment Management Company.

(5) “Custodian and Sub-Accounting Agent”
State Street Bank and Trust Company provides custody and sub-accounting services to the Fund.

(6) “Distributor in Japan and Agent Company”
SMBC Friend Securities Co., Ltd. acts as a Distributor in Japan and Agent Company for the Fund in connection with the offering and repurchasing of shares in Japan.

3. CAPITAL RELATIONSHIPS

100% of the ownership interest in each of the Investment Management Company, the Sub-Investment Management Company and the Sub-Advisory Company is held indirectly by Putnam Investments, LLC.

III. OUTLINE OF INVESTMENT FUND SYSTEM

[Please refer to a separate MS WORD file. Omitted in this document.]

IV. MISCELLANEOUS

(1) As to information set forth from the cover page to the page before the main text of the Mandatory Prospectus,
a. The start date of use may be set forth.
b. The following may be set forth:
- a statement to the effect of “please read the contents of this Prospectus carefully before subscribing”.
c. The name or other logos and marks, etc. of the Investment Management Company may be included.
d. Designs may be used.

(2) The following sentences may be included as investment risks in the Mandatory Prospectus:
- “All profit and loss arising in respect of the assets managed by the Fund are attributable to the Shareholders. There is no assurance that the capital invested in the Fund will be secured. The Shareholders may incur losses of their principal invested due to the decrease of Net Asset Value per unit of the Fund. Investment funds are different from saving deposits.”
- “The provisions of Article 37-6 of Financial Instruments and Exchange Law of Japan (so-called “cooling-off”) do not apply to the transactions of the Fund.”

(3) The most recent record of the performance of the Fund may be set forth in the Mandatory Prospectus.

(4) Main items to be set forth on the share certificate of the Fund (if issued) are as follows:-

(1) Front

a. Name of the Fund
b. Number of shares represented
c. Signatures of the President and Investor Servicing Agent
d. Description stating that the Declaration of Trust applies to shareholders and assignees therefrom

(2) Back

a. Space for endorsement
b. Description concerning delegation of transfer agency